     [LOGO] Merrill Lynch Investment Managers www.mlim.ml.com

    Prospectus

    October 14, 2003

    Merrill Lynch Municipal Bond Fund, Inc.



    This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

    The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents


                                                                                      PAGE


                                              KEY FACTS
                                    [GRAPHIC] ---------------------------------------

                                              Merrill Lynch Municipal Bond Fund at a Glance  3

                                              Risk/Return Bar Chart  6

                                              Fees and Expenses  9

                                              DETAILS ABOUT THE FUND
                                              ---------------------------------------
                                    [GRAPHIC]

                                              How Each Portfolio Invests 15

                                              Investment Risks 19

                                    [GRAPHIC] YOUR ACCOUNT

                                              ---------------------------------------

                                              Merrill Lynch Select Pricing/SM/ System 24

                                              How to Buy, Sell, Transfer and Exchange Shares. 30

                                              Participation in Fee-Based Programs 34

                                              MANAGEMENT OF THE FUND
                                    [GRAPHIC] ---------------------------------------

                                              Fund Asset Management 37

                                              Financial Highlights 38

                                    [Graphic] FOR MORE INFORMATION

                                              ---------------------------------------

                                              Shareholder Reports Back Cover

                                              Statement of Additional Information Back Cover



  MERRILL LYNCH MUNICIPAL BOND FUND, INC.

                                    [GRAPHIC]

Key Facts

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the highlighted terms in this prospectus in the sidebar.

Municipal Bonds -- debt obligations issued by or on behalf of a governmental entity or other qualifying issuer that pay interest exempt from Federal income tax.

Investment Grade -- any of the four highest debt obligation ratings by recognized rating agencies, including Standard & Poor's, Moody's Investors Service, Inc. and Fitch Ratings.


MERRILL LYNCH MUNICIPAL BOND FUND AT A GLANCE
--------------------------------------------------------------------------------


What is the Fund's investment objective?

   The Fund consists of three separate portfolios -- the Insured Portfolio, the National Portfolio and the Limited Maturity Portfolio. Each Portfolio is, in effect, a separate fund that issues its own shares. The investment objective of each Portfolio is to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of such Portfolio.

What are the Fund's main investment strategies?

   Under normal circumstances, each Portfolio seeks to achieve its objective by investing at least 80% of its assets in municipal bonds. In choosing investments, each Portfolio's management analyzes the credit quality of issuers (and insurers, in the case of the Insured Portfolio) and considers the yields available on municipal bonds with different maturities. The investment strategies of the Portfolios differ primarily in the quality and maturity of the municipal bonds in which they invest.

   The Insured Portfolio invests primarily in investment grade municipal bonds that are covered by insurance that guarantees the timely payment of principal at maturity and interest when due. The Portfolio will usually invest a majority of its assets in municipal bonds that have a maturity of five years or longer. While insurance reduces the credit risk of the Portfolio's investments, it may also reduce the yield on insured bonds. Therefore, the Portfolio's yield may be lower than it would be if the Portfolio invested in uninsured municipal bonds. Insurance does not guarantee the market value of municipal bonds in the Portfolio or the value of the Portfolio's shares.

   The National Portfolio may invest in municipal bonds rated in any rating category or in unrated municipal bonds. The Portfolio will usually invest in municipal bonds that have a maturity of five years or longer. Portfolio management chooses municipal bonds that it believes offer a relatively high potential for total return relative to their total risk. Although the Portfolio may invest in municipal bonds in any rating category, Portfolio management does not presently intend to invest more than 35% of the Portfolio's assets in municipal bonds rated below investment grade (below BBB by Standard & Poor's ("S&P") or Fitch Ratings ("Fitch") or below Baa by Moody's Investors Service, Inc. ("Moody's")) or in unrated municipal bonds that Portfolio management believes are of comparable quality. These lower-rated obligations are commonly known as "junk bonds." The 35% limitation on junk bond


  MERRILL LYNCH MUNICIPAL BOND FUND, INC. 3

                               [GRAPHIC] Key Facts

Municipal Notes -- shorter-term municipal debt obligations that pay interest exempt from Federal income tax and that have a maturity that is generally one year or less.

investments reflects only the present intention of Portfolio management, and may be changed at any time. Therefore, it is possible that the Portfolio could invest up to 100% of its assets in junk bonds. Portfolio management does not presently intend to invest in municipal bonds that are in default or that it believes will be in default.

   The Limited Maturity Portfolio invests primarily in investment grade municipal bonds that have a maturity of less than four years or municipal notes. Because of their shorter maturities, the Portfolio's investments will not usually be as sensitive to changes in prevailing interest rates as are long-term municipal bonds. Fluctuations in interest rates on short-term municipal bonds may, however, vary more widely than those on long-term municipal bonds from time to time.

   None of the Portfolios currently contemplates investing more than 25% of its total assets in municipal bonds whose issuers are located in the same state.

What are the main risks of investing in the Portfolios?

   No Portfolio can guarantee that it will achieve its investment objective.

   As with any fund, the value of each Portfolio's investments -- and therefore the value of the Portfolio's shares -- may fluctuate. These changes may occur in response to interest rate changes or other developments that may affect the municipal bond market generally, or a particular issuer or obligation. Generally, when interest rates go up, the value of municipal bonds goes down. Bonds with longer maturities are affected more by changes in interest rates than bonds with shorter maturities. Also, Portfolio management may select securities that underperform the bond market, the relevant indices or other funds with similar investment objectives and investment strategies. Derivatives and high yield bonds may be volatile and subject to liquidity, leverage and credit risks. If the value of a Portfolio's investments goes down, you may lose money.



4   MERRILL LYNCH MUNICIPAL BOND FUND, INC.

   The National Portfolio is generally subject to greater risk than the other Portfolios because it may invest in junk bonds. Investing in junk bonds is riskier than investing in higher quality municipal bonds -- price fluctuations may be larger and more frequent, and there is greater risk of losing both income and principal. In addition, the National Portfolio may also invest to a greater extent in municipal bonds with longer maturities.

Who should invest?

   One of the Portfolios of the Fund may be an appropriate investment for you if you:

     . Are looking for an investment that provides current income exempt from Federal income tax

     . Want a professionally managed and diversified portfolio without the administrative burdens of direct investments in municipal bonds

     . Are looking for liquidity

     . Can tolerate the risk of loss caused by changes in interest rates or adverse changes in the price of municipal bonds in general

   The National Portfolio may be an appropriate investment for you if, in addition to the first four factors outlined above, you:

     . Are willing to accept the risk of greater loss of income and principal

   The Limited Maturity Portfolio may be an appropriate investment for you if, in addition to the first four factors outlined above, you:

     . Are investing with shorter-term goals in mind


  MERRILL LYNCH MUNICIPAL BOND FUND, INC. 5

                               [GRAPHIC] Key Facts

RISK/RETURN BAR CHART FOR THE INSURED PORTFOLIO
--------------------------------------------------------------------------------



The bar chart and table shown below provide an indication of the risks of investing in the Insured Portfolio. The bar chart shows changes in the Insured Portfolio's performance for Class B shares for each of the past ten calendar years. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. The table compares the average annual total returns for each class of the Insured Portfolio's shares with those of the Lehman Brothers Municipal Bond Index, a broad measure of market performance. How the Insured Portfolio performed in the past (before and after taxes) is not necessarily an indication of how the Insured Portfolio will perform in the future.

                                     [CHART]

 1993    1994    1995    1996    1997   1998    1999    2000    2001   2002
-----    ------  -----   -----   -----  -----   ------  ------  -----  -----
11.88%   -7.36%  16.41%  2.77%   7.94%  4.96%   -6.07%  11.59%  4.09%  9.14%










During the ten-year period shown in the bar chart, the highest return for a quarter was 7.31% (quarter ended March 31, 1995) and the lowest return for a quarter was -6.55% (quarter ended March 31, 1994). The Portfolio's year-to-date return as of September 30, 2003 was 2.90%.

After-tax returns are shown only for Class B shares and will vary for other classes. The after-tax returns are calculated using the historical highest marginal Federal individual income tax rates in effect during the periods measured and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Insured Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or through tax advantaged education savings accounts.


                                                                        Ten Years/

          Average Annual Total Returns                                   Life of
    (for the periods ended December 31, 2002)      One Year Five Years  Portfolio
------------------------------------------------------------------------------------
 Municipal Bond Insured Portfolio -- Class A#
  Return Before Taxes*                              5.31%     4.24%          5.97%+
------------------------------------------------------------------------------------
 Municipal Bond Insured Portfolio -- Class B

  Return Before Taxes*                              5.14%     4.24%          5.28%
  Return After Taxes on Distributions*              5.14%     4.06%          5.05%
  Return After Taxes on Distributions and Sale of
   Portfolio Shares*                                4.99%     4.22%          5.08%
------------------------------------------------------------------------------------
 Municipal Bond Insured Portfolio -- Class C

  Return Before Taxes*                              8.09%     4.51%          5.91%+
------------------------------------------------------------------------------------
 Municipal Bond Insured Portfolio -- Class I#
  Return Before Taxes*                              5.57%     4.50%          5.65%
------------------------------------------------------------------------------------
 Lehman Brothers Municipal Bond Index**             9.60%     6.06%    6.71%/7.49%++
------------------------------------------------------------------------------------

 # Prior to April 14, 2003, Class A shares were designated Class D and Class I shares were designated Class A.

 * Includes all applicable fees and sales charges.

** This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds, all of which mature within 30 years. Performance does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.

 + Class inception date is October 21, 1994. ++ Past ten years and since October 31, 1994.



6   MERRILL LYNCH MUNICIPAL BOND FUND, INC.

RISK/RETURN BAR CHART FOR THE NATIONAL PORTFOLIO
--------------------------------------------------------------------------------




The bar chart and table shown below provide an indication of the risks of investing in the National Portfolio. The bar chart shows changes in the National Portfolio's performance for Class B shares for each of the past ten calendar years. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. The table compares the average annual total returns for each class of the National Portfolio's shares with those of the Lehman Brothers Municipal Bond Index, a broad measure of market performance. How the National Portfolio performed in the past (before and after taxes) is not necessarily an indication of how the National Portfolio will perform in the future.

                              [CHART]

 1993    1994    1995    1996   1997   1998   1999    2000    2001    2002
------  ------  ------  -----  -----  -----  ------  ------  ------   -----
11.65%  -7.27%  17.07%  4.14%  8.53%  4.53%  -6.13%  11.42%   4.34%   8.50%

During the ten-year period shown in the bar chart, the highest return for a quarter was 6.95% (quarter ended March 31, 1995) and the lowest return for a quarter was -6.07% (quarter ended March 31, 1994). The Portfolio's year-to-date return as of September 30, 2003 was 3.78%.

After-tax returns are shown only for Class B shares and will vary for other classes. The after-tax returns are calculated using the historical highest marginal Federal individual income tax rates in effect during the periods measured and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their National Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or through tax advantaged education savings accounts.


                                                                        Ten Years/

Average Annual Total Returns                                             Life of
(for the periods ended December 31, 2002)          One Year Five Years  Portfolio
------------------------------------------------------------------------------------
 Municipal Bond National Portfolio -- Class A#
  Return Before Taxes*                              4.68%     4.05%          6.03%+
------------------------------------------------------------------------------------
 Municipal Bond National Portfolio -- Class B

  Return Before Taxes*                              4.50%     4.02%          5.42%
  Return After Taxes on Distributions*              4.49%     4.02%          5.26%
  Return After Taxes on Distributions and Sale of
   Portfolio Shares*                                4.67%     4.15%          5.26%
------------------------------------------------------------------------------------
 Municipal Bond National Portfolio -- Class C

  Return Before Taxes*                              7.55%     4.33%          5.97%+
------------------------------------------------------------------------------------
 Municipal Bond National Portfolio -- Class I#
  Return Before Taxes*                              5.04%     4.31%          5.80%
------------------------------------------------------------------------------------
 Lehman Brothers Municipal Bond Index**             9.60%     6.06%    6.71%/7.49%++
------------------------------------------------------------------------------------

 # Prior to April 14, 2003, Class A shares were designated Class D and Class I shares were designated Class A.

 * Includes all applicable fees and sales charges.

** This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds, all of which mature within 30 years. Performance does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.

 + Class inception date is October 21, 1994. ++ Past ten years and since October 31, 1994.


  MERRILL LYNCH MUNICIPAL BOND FUND, INC. 7

                               [GRAPHIC] Key Facts

RISK/RETURN BAR CHART FOR THE LIMITED MATURITY PORTFOLIO
--------------------------------------------------------------------------------


The bar chart and table shown below provide an indication of the risks of investing in the Limited Maturity Portfolio. The bar chart shows changes in the Limited Maturity Portfolio's performance for Class I shares for each of the past ten calendar years. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. The table compares the average annual total returns for each class of the Limited Maturity Portfolio's shares with those of the Lehman Brothers Municipal Bond Index and the Lehman Brothers 3-year General Obligation Bond Index, each a broad measure of market performance. How the Limited Maturity Portfolio performed in the past (before and after taxes) is not necessarily an indication of how the Limited Maturity Portfolio will perform in the future.

                                     [CHART]

1993   1994   1995   1996   1997   1998   1999   2000   2001   2002
-----  -----  -----  -----  -----  -----  -----  -----  -----  -----
4.30%  1.35%  6.13%  3.72%  4.21%  4.62%  2.04%  5.04%  5.20%  3.80%

During the ten-year period shown in the bar chart, the highest return for a quarter was 1.88% (quarter ended March 31, 2001) and the lowest return for a quarter was -0.20% (quarter ended March 31, 1994). The Portfolio's year-to-date return as of September 30, 2003 was 1.35%.

After-tax returns are shown only for Class I shares and will vary for other classes. The after-tax returns are calculated using the historical highest marginal Federal individual income tax rates in effect during the periods measured and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Limited Maturity Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or through tax advantaged education savings accounts.


                                                                             Ten Years/

Average Annual Total Returns                                                  Life of
(for the periods ended December 31, 2002)               One Year Five Years  Portfolio
-----------------------------------------------------------------------------------------
 Municipal Bond Limited Maturity Portfolio -- Class

 A#

  Return Before Taxes*                                   2.65%     3.82%          4.03%+
-----------------------------------------------------------------------------------------
 Municipal Bond Limited Maturity Portfolio -- Class B
  Return Before Taxes*                                   0.43%     3.74%          3.67%
-----------------------------------------------------------------------------------------
 Municipal Bond Limited Maturity Portfolio -- Class C
  Return Before Taxes*                                   2.43%     3.74%          3.82%+
-----------------------------------------------------------------------------------------
 Municipal Bond Limited Maturity Portfolio -- Class I#
  Return Before Taxes*                                   2.76%     3.92%          3.93%
  Return After Taxes on Distributions*                   2.76%     3.92%          3.92%
  Return After Taxes on Distributions and
  Sale of Portfolio Shares*                              2.80%     3.86%          3.90%
-----------------------------------------------------------------------------------------
 Lehman Brothers Municipal Bond Index**                  9.60%     6.06%    6.71%/7.49%++
 Lehman Brothers 3-year General Obligation Bond
 Index***                                                6.65%     5.25%    5.66%/5.54%++
-----------------------------------------------------------------------------------------

  # Prior to April 14, 2003, Class A shares were designated Class D and Class I shares were designated Class A.

  * Includes all applicable fees and sales charges.

 ** This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds, all of which mature within 30 years. Performance does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.

*** This unmanaged Index consists of state and local government obligation bonds that mature in 3 to 4 years, rated Baa or better. Performance does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.
  + Class inception date is October 21, 1994.
 ++ Past ten years, and since October 31, 1994.

8   MERRILL LYNCH MUNICIPAL BOND FUND, INC.

FEES AND EXPENSES FOR THE INSURED PORTFOLIO
--------------------------------------------------------------------------------



UNDERSTANDING EXPENSES
Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses, that each Portfolio may charge:

Expenses paid directly by the shareholder:

Shareholder Fees -- these include sales charges that you may pay when you buy or sell shares of a Portfolio.

Expenses paid indirectly by the shareholder:

Annual Portfolio Operating Expenses -- expenses that cover the costs of operating a Portfolio.

Management Fee -- a fee paid to the Investment Adviser for managing a Portfolio.

Distribution Fees -- fees used to support the Fund's marketing and distribution efforts, such as compensating financial advisers and other financial intermediaries, advertising and promotion.

Service (Account Maintenance) Fees -- fees used to compensate securities dealers and other financial intermediaries for account maintenance activities.

   Each Portfolio offers four different classes of shares. Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your Merrill Lynch Financial Advisor can help you with this decision.

   These tables show the different fees and expenses that you may pay if you buy and hold the different classes of shares of each Portfolio. Future expenses may be greater or less than those indicated below.


                                                                  Insured Portfolio

                                                        -------------------------------------
 Shareholder Fees (fees paid directly from your
 investment)(a):                                        Class A* Class B(b) Class C  Class I*
---------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) imposed on purchases

  (as a percentage of offering price)                   4.00%(c)  None      None     4.00%(c)
---------------------------------------------------------------------------------------------
  Maximum Deferred Sales Charge (Load) (as a
  percentage of original purchase price or redemption
  proceeds, whichever is lower)                         None(d)   4.00%(c)  1.00%(c) None(d)
---------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) imposed on Dividend

  Reinvestments                                         None      None      None     None
---------------------------------------------------------------------------------------------
  Redemption Fee                                        None      None      None     None
---------------------------------------------------------------------------------------------
  Exchange Fee                                          None      None      None     None
---------------------------------------------------------------------------------------------
 Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

---------------------------------------------------------------------------------------------
  Management Fee                                        0.36%     0.36%     0.36%    0.36%
---------------------------------------------------------------------------------------------
  Distribution and/or Service (12b-1) Fees(e)           0.25%     0.75%     0.80%    None
---------------------------------------------------------------------------------------------
  Other Expenses (including transfer agency fees)(f)    0.10%     0.11%     0.11%    0.10%
---------------------------------------------------------------------------------------------
 Total Annual Fund Operating Expenses                   0.71%     1.22%     1.27%    0.46%
---------------------------------------------------------------------------------------------

* Prior to April 14, 2003, Class A shares were designated Class D and Class I shares were designated Class A.

(a)In addition, Merrill Lynch may charge clients a processing fee (currently $5.35) when a client buys or redeems shares. See "Your Account -- How to Buy, Sell, Transfer and Exchange Shares."

(b)Class B shares automatically convert to Class A shares approximately ten years after you buy them and will no longer be subject to distribution fees.

(c)Some investors may qualify for reductions in or waivers of the sales charge
   (load).

(d)You may pay a deferred sales charge if you purchase $1 million or more and you redeem within one year.

(e)The Fund calls the "Service Fee" an "Account Maintenance Fee." Account Maintenance Fee is the term used elsewhere in this Prospectus and in all other Fund materials. If you hold Class B or Class C shares over time, it may cost you more in distribution and account maintenance (12b-1) fees than the maximum sales charge that you would have paid if you had bought one of the other classes.

(f)Financial Data Services, Inc., an affiliate of the Investment Adviser, provides transfer agency services to the Fund. The Fund pays a fee for these services. The Investment Adviser or its affiliates also provide certain accounting services to the Fund and the Fund reimburses the Investment Adviser or its affiliates for such services.


  MERRILL LYNCH MUNICIPAL BOND FUND, INC. 9

                               [GRAPHIC] Key Facts

Examples:

   These examples are intended to help you compare the cost of investing in the Insured Portfolio with the cost of investing in other mutual funds.

   These examples assume that you invest $10,000 in the Insured Portfolio for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Insured Portfolio's operating expenses remain the same. These assumptions are not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES IF YOU DID REDEEM YOUR SHARES:


           1 Year 3 Years 5 Years 10 Years

------------------------------------------
 Class A*   $470   $618    $779    $1,247
------------------------------------------
 Class B    $524   $687    $870    $1,477
------------------------------------------
 Class C    $229   $403    $697    $1,534
------------------------------------------
 Class I*   $445   $542    $647      $956
------------------------------------------

EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:


           1 Year 3 Years 5 Years 10 Years

------------------------------------------
 Class A*   $470   $618    $779    $1,247
------------------------------------------
 Class B    $124   $387    $670    $1,477
------------------------------------------
 Class C    $129   $403    $697    $1,534
------------------------------------------
 Class I*   $445   $542    $647      $956
------------------------------------------

* Prior to April 14, 2003, Class A shares were designated Class D and Class I shares were designated Class A.



10  MERRILL LYNCH MUNICIPAL BOND FUND, INC.

FEES AND EXPENSES FOR THE NATIONAL PORTFOLIO
--------------------------------------------------------------------------------





                                                                   National Portfolio

                                                          -------------------------------------
 Shareholder Fees (fees paid directly from your
 investment)(a):                                          Class A* Class B(b) Class C  Class I*
-----------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) imposed on purchases (as
  a percentage of offering price)                         4.00%(c)  None      None     4.00%(c)
-----------------------------------------------------------------------------------------------
  Maximum Deferred Sales Charge (Load) (as a percentage
  of original purchase price or redemption proceeds,
  whichever is lower)                                     None(d)   4.00%(c)  1.00%(c) None(d)
-----------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) imposed on

  Dividend Reinvestments                                  None      None      None     None
-----------------------------------------------------------------------------------------------
  Redemption Fee                                          None      None      None     None
-----------------------------------------------------------------------------------------------
  Exchange Fee                                            None      None      None     None
-----------------------------------------------------------------------------------------------
 Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

-----------------------------------------------------------------------------------------------
  Management Fee                                          0.48%     0.48%     0.48%    0.48%
-----------------------------------------------------------------------------------------------
  Distribution and/or Service (12b-1) Fees(e)             0.25%     0.75%     0.80%    None
-----------------------------------------------------------------------------------------------
  Other Expenses (including transfer agency

  fees)(f)                                                0.11%     0.12%     0.12%    0.11%
-----------------------------------------------------------------------------------------------
 Total Annual Fund Operating Expenses                     0.84%     1.35%     1.40%    0.59%
-----------------------------------------------------------------------------------------------

* Prior to April 14, 2003, Class A shares were designated Class D and Class I shares were designated Class A.

(a)In addition, Merrill Lynch may charge clients a processing fee (currently $5.35) when a client buys or redeems shares. See "Your Account -- How to Buy, Sell, Transfer and Exchange Shares."

(b)Class B shares automatically convert to Class A shares approximately ten years after you buy them and will no longer be subject to distribution fees.

(c)Some investors may qualify for reductions in or waivers of the sales charge
   (load).

(d)You may pay a deferred sales charge if you purchase $1 million or more and you redeem within one year.

(e)The Fund calls the "Service Fee" an "Account Maintenance Fee." Account Maintenance Fee is the term used elsewhere in this Prospectus and in all other Fund materials. If you hold Class B or Class C shares over time, it may cost you more in distribution and account maintenance (12b-1) fees than the maximum sales charge that you would have paid if you had bought one of the other classes.

(f)Financial Data Services, Inc., an affiliate of the Investment Adviser, provides transfer agency services to the Fund. The Fund pays a fee for these services. The Investment Adviser or its affiliates also provide certain accounting services to the Fund and the Fund reimburses the Investment Adviser or its affiliates for such services.


  MERRILL LYNCH MUNICIPAL BOND FUND, INC. 11

                               [GRAPHIC] Key Facts

Examples:

   These examples are intended to help you compare the cost of investing in the National Portfolio with the cost of investing in other mutual funds.

   These examples assume that you invest $10,000 in the National Portfolio for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the National Portfolio's operating expenses remain the same. These assumptions are not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES IF YOU DID REDEEM YOUR SHARES:


                              1 Year 3 Years 5 Years 10 Years

                   ------------------------------------------
                    Class A*   $482   $657    $847    $1,396
                   ------------------------------------------
                    Class B    $537   $728    $939    $1,624
                   ------------------------------------------
                    Class C    $243   $443    $766    $1,680
                   ------------------------------------------
                    Class I*   $458   $581    $716    $1,108
                   ------------------------------------------

EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:


                              1 Year 3 Years 5 Years 10 Years

                   ------------------------------------------
                    Class A*   $482   $657    $847    $1,396
                   ------------------------------------------
                    Class B    $137   $428    $739    $1,624
                   ------------------------------------------
                    Class C    $143   $443    $766    $1,680
                   ------------------------------------------
                    Class I*   $458   $581    $716    $1,108
                   ------------------------------------------

* Prior to April 14, 2003, Class A shares were designated Class D and Class I shares were designated Class A.



12  MERRILL LYNCH MUNICIPAL BOND FUND, INC.

FEES AND EXPENSES FOR THE LIMITED MATURITY PORTFOLIO
--------------------------------------------------------------------------------





                                                             Limited Maturity Portfolio

                                                        -------------------------------------
 Shareholder Fees (fees paid directly from your
 investment)(a):                                        Class A* Class B(b) Class C  Class I*
---------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) imposed on purchases

  (as a percentage of offering price)                   1.00%(c)  None      None     1.00%(c)
---------------------------------------------------------------------------------------------
  Maximum Deferred Sales Charge (Load) (as a
  percentage of original purchase price or redemption
  proceeds, whichever is lower)                         None(d)   1.00%(c)  1.00%(c) None(d)
---------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) imposed on Dividend

  Reinvestments                                         None      None      None     None
---------------------------------------------------------------------------------------------
  Redemption Fee                                        None      None      None     None
---------------------------------------------------------------------------------------------
  Exchange Fee                                          None      None      None     None
---------------------------------------------------------------------------------------------
 Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

---------------------------------------------------------------------------------------------
  Management Fee                                        0.33%     0.33%     0.33%    0.33%
---------------------------------------------------------------------------------------------
  Distribution and/or Service (12b-1) Fees(e)           0.10%     0.35%     0.35%    None
---------------------------------------------------------------------------------------------
  Other Expenses (including transfer agency fees)(f)    0.10%     0.11%     0.11%    0.10%
---------------------------------------------------------------------------------------------
 Total Annual Fund Operating Expenses                   0.53%     0.79%     0.79%    0.43%
---------------------------------------------------------------------------------------------

* Prior to April 14, 2003, Class A shares were designated Class D and Class I shares were designated Class A.

(a)In addition, Merrill Lynch may charge clients a processing fee (currently $5.35) when a client buys or redeems shares. See "Your Account -- How to Buy, Sell, Transfer and Exchange Shares."

(b)Class B shares automatically convert to Class A shares approximately ten years after you buy them and will no longer be subject to distribution fees.

(c)Some investors may qualify for reductions in or waivers of the sales charge
   (load).

(d)You may pay a deferred sales charge if you purchase $1 million or more and you redeem within one year.

(e)The Fund calls the "Service Fee" an "Account Maintenance Fee." Account Maintenance Fee is the term used elsewhere in this Prospectus and in all other Fund materials. If you hold Class B or Class C shares over time, it may cost you more in distribution and account maintenance (12b-1) fees than the maximum sales charge that you would have paid if you had bought one of the other classes.

(f)Financial Data Services, Inc., an affiliate of the Investment Adviser, provides transfer agency services to the Fund. The Fund pays a fee for these services. The Investment Adviser or its affiliates also provide certain accounting services to the Fund and the Fund reimburses the Investment Adviser or its affiliates for such services.


  MERRILL LYNCH MUNICIPAL BOND FUND, INC. 13

                               [GRAPHIC] Key Facts

Examples:

   These examples are intended to help you compare the cost of investing in the Limited Maturity Portfolio with the cost of investing in other mutual funds.

   These examples assume that you invest $10,000 in the Limited Maturity Portfolio for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Limited Maturity Portfolio's operating expenses remain the same. These assumptions are not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES IF YOU DID REDEEM YOUR SHARES:


                              1 Year 3 Years 5 Years 10 Years

                   ------------------------------------------
                    Class A*   $154   $268    $393     $758
                   ------------------------------------------
                    Class B    $181   $277    $439     $978
                   ------------------------------------------
                    Class C    $181   $252    $439     $978
                   ------------------------------------------
                    Class I*   $144   $237    $339     $637
                   ------------------------------------------

EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:


                              1 Year 3 Years 5 Years 10 Years

                   ------------------------------------------
                    Class A*   $154   $268    $393     $758
                   ------------------------------------------
                    Class B    $ 81   $252    $439     $978
                   ------------------------------------------
                    Class C    $ 81   $252    $439     $978
                   ------------------------------------------
                    Class I*   $144   $237    $339     $637
                   ------------------------------------------

 *Prior to April 14, 2003, Class A shares were designated Class D and Class I shares were designated Class A.



14  MERRILL LYNCH MUNICIPAL BOND FUND, INC.

                                    [GRAPHIC]

Details About the Fund

HOW EACH PORTFOLIO INVESTS
--------------------------------------------------------------------------------


   The main objective of each Portfolio is current income exempt from Federal income tax.

Outlined below are the main strategies each Portfolio uses in seeking to achieve its objectives:

   Each Portfolio invests primarily in a diversified portfolio of municipal bonds. Under normal circumstances, each Portfolio invests at least 80% of its assets in municipal bonds. Municipal bonds may be obligations of a variety of issuers, including governmental entities or other qualifying issuers. Issuers may be states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal bonds also include short-term tax-exempt obligations like municipal notes and variable rate demand obligations.

   Portfolio management considers a variety of factors when choosing investments, such as:

     . Credit Quality Of Issuers -- based on bond ratings and other factors including economic and financial conditions.

     . Yield Analysis -- takes into account factors such as the different yields available on different types of obligations and the shape of the yield curve (longer term obligations typically have higher yields).

     . Maturity Analysis -- the weighted average maturity of the portfolio will be maintained within a desirable range as determined from time to time. Factors considered include portfolio activity, maturity of the supply of available bonds and the shape of the yield curve.

   In addition, Portfolio management considers the availability of features that protect against an early call of a bond by the issuer.

   Each Portfolio's investments may consist of private activity bonds that may subject certain shareholders to an alternative minimum tax.

Other Strategies. In addition to the main strategies discussed above, the Portfolios may use certain other investment strategies.

   Each Portfolio may invest up to 20% of its assets on a temporary basis in taxable money market securities that have a maturity of one year or less. The



  MERRILL LYNCH MUNICIPAL BOND FUND, INC. 15

[GRAPHIC]   Details About the Program

ABOUT THE INVESTMENT ADVISER
The Fund is managed by Fund Asset Management, L.P.

ABOUT THE PORTFOLIO MANAGER OF THE INSURED PORTFOLIO
Robert A. DiMella is a Vice President and the portfolio manager of the Insured Portfolio. Mr. DiMella has been a Director of Merrill Lynch Investment Managers since 2002 and was a Vice President from 1997 to 2001. He has been a portfolio manager therewith since 1994 and has managed the Insured Portfolio since 1999.

Portfolios may make these investments for liquidity purposes or as a temporary investment pending an investment in municipal bonds. As a temporary measure for defensive purposes, each Portfolio may invest without limitation in taxable money market securities. These investments may prevent a Portfolio from meeting its investment objective.

Investments in taxable money market securities may cause a Portfolio to have taxable investment income. Each Portfolio may also realize capital gains on the sale of its municipal bonds (and other securities it holds). These capital gains will be taxable regardless of whether they are derived from a sale of municipal bonds.

   Each of the Portfolios is permitted to engage in transactions in certain derivatives, such as financial futures contracts and options thereon, for hedging purposes. Each of the Portfolios may also invest in other derivatives, such as indexed and inverse floating rate obligations and swap agreements, for hedging purposes or to enhance income. Derivatives are financial instruments whose value is derived from another security or an index such as the Lehman Brothers Municipal Bond Index.

   The Portfolios may invest uninvested cash balances in affiliated money market funds.

INSURED PORTFOLIO
--------------------------------------------------------------------------------

Outlined below are other main strategies Insured Portfolio uses in seeking to achieve its objective:

   The Insured Portfolio invests in investment grade municipal bonds covered by insurance guaranteeing the timely payment of principal at maturity and interest when due. Under normal circumstances, the Portfolio will invest at least 80% of its assets in municipal bonds covered by insurance. This policy is a non-fundamental policy of the Portfolio and may only be changed with 60 days prior notice to shareholders. Either the issuer of the bond or the Portfolio purchases the insurance. The Portfolio will usually invest a majority of its assets in municipal bonds that have a maturity of five years or longer.

   While insurance reduces the credit risk of the Portfolio's investments, it may also reduce the yield on the insured bonds; therefore, the Portfolio's yield may



16  MERRILL LYNCH MUNICIPAL BOND FUND, INC.

ABOUT THE PORTFOLIO MANAGER OF THE NATIONAL PORTFOLIO
Walter O'Connor is a Vice President and the portfolio manager of the National Portfolio. Mr. O'Connor has been a Managing Director (Municipal Tax-Exempt) of Merrill Lynch Investment Managers since 2003 and was a Director from 1997 to 2002. He has been a portfolio manager therewith since 1991 and has managed the National Portfolio since 1996.

be lower than it would be if the Portfolio invested in uninsured municipal bonds. Insurance does not guarantee the market value of municipal bonds in the Portfolio or the value of the Portfolio's shares.

NATIONAL PORTFOLIO
--------------------------------------------------------------------------------

Outlined below are other main strategies National Portfolio uses in seeking to achieve its objective:

The National Portfolio may invest in municipal bonds rated in any rating category or in unrated municipal bonds. The Portfolio will usually invest in municipal bonds that have a maturity of five years or longer. Portfolio management will choose municipal bond investments that it believes offer a relatively high potential for total return relative to their total risk. Although the Portfolio's investment policies are not governed by specific rating categories, Portfolio management does not presently intend to invest more than 35% of the Portfolio's assets in municipal bonds rated below investment grade (below BBB by S&P or Fitch, or below Baa by Moody's) or in unrated municipal bonds that Portfolio management believes are of comparable quality. These lower-rated obligations are commonly known as "junk bonds." The
35% limitation on junk bond investments reflects only the present intention of Portfolio management, and may be changed at any time. Therefore, it is possible that the Portfolio could invest up to 100% of its assets in junk bonds. The Portfolio will not invest in municipal bonds rated in the lowest rating categories (CC or lower by S&P or Fitch, or Ca or lower by Moody's) unless Portfolio management believes those ratings do not accurately reflect the financial condition of the issuer or other factors affecting the creditworthiness of the bonds. Portfolio management does not presently intend to invest in municipal bonds that are in default or that it believes will be in default.


  MERRILL LYNCH MUNICIPAL BOND FUND, INC. 17

[GRAPHIC]   Details About the Program

ABOUT THE PORTFOLIO MANAGER OF THE LIMITED MATURITY PORTFOLIO Peter J. Hayes is a Vice President and the portfolio manager of the Limited Maturity Portfolio. Mr. Hayes has been a Managing Director of Merrill Lynch Investment Managers since 2001 and was a First Vice President from 1997 to 2001. He has been a portfolio manager therewith since 1987 and has managed the Limited Maturity Portfolio since 1996.

LIMITED MATURITY PORTFOLIO
--------------------------------------------------------------------------------


Outlined below are other main strategies Limited Maturity Portfolio uses in seeking to achieve its objective:

   The Limited Maturity Portfolio invests primarily in investment grade municipal bonds or notes, including variable rate demand obligations, that have a maturity of less than four years. Under normal circumstances, the Portfolio expects to invest all of its assets in such bonds or notes. Certain municipal bonds that the Portfolio purchases may have a maturity of greater than four years, but allow the Portfolio to require the issuer to redeem the bonds within four years. The Portfolio treats these bonds as having a maturity of less than four years. Because of their shorter maturities, the Portfolio's investments generally will not be as sensitive to changes in prevailing interest rates as are investments in long-term municipal bonds. Fluctuations in interest rates on short-term municipal bonds may, however, vary more widely than those on long-term municipal bonds from time to time.



18  MERRILL LYNCH MUNICIPAL BOND FUND, INC.

                                INVESTMENT RISKS

--------------------------------------------------------------------------------



   This section contains a summary discussion of the general risks of investing in the Portfolios. As with any fund, there can be no guarantee that any Portfolio will meet its objective or that any Portfolio's performance will be positive for any period of time.

Set forth below are the main risks of investing in a Portfolio:

   Bond Market Risk and Selection Risk -- Bond market risk is the risk that the bond markets in which the Portfolios invest will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Portfolio management selects will underperform the markets, the relevant indices or other funds with similar investment objectives and investment strategies.

   Credit Risk -- Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

   Interest Rate Risk -- Interest rate risk is the risk that prices of municipal bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities.

   Call and Redemption Risk -- A bond's issuer may call a bond for redemption before it matures. If this happens to a bond a Portfolio holds, the Portfolio may lose income and may have to invest the proceeds in bonds with lower yields.

General Obligation Bonds -- The faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer's credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

   Revenue Bonds -- Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities.

   Industrial Development Bonds -- Municipalities and other public authorities issue industrial development bonds to finance development of industrial


  MERRILL LYNCH MUNICIPAL BOND FUND, INC. 19

[GRAPHIC]   Details About the Program

facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, a Portfolio may not receive any income or get its money back from the investment.

   Insured Municipal Bonds (Insured Portfolio) -- Insurance guarantees that interest payments on a bond will be made on time and that the principal will be repaid when the bond matures. Either the issuer of the bond or the Portfolio purchases the insurance. Insurance is expected to protect a Portfolio against losses caused by a bond issuer's failure to make interest and principal payments. However, insurance does not protect a Portfolio or its shareholders against losses caused by declines in a bond's value. Also, a Portfolio cannot be certain that any insurance company will make the payments it guarantees. A Portfolio may lose money on its investment if the insurance company does not make these payments. In addition, if a Portfolio purchases the insurance, it must pay the premiums, which will reduce the Portfolio's yield. Each Portfolio intends to use only insurance companies that have an AAA credit rating from S&P or Fitch, or an Aaa credit rating from Moody's. However, if insurance with these ratings is not available, a Portfolio may use insurance companies with lower ratings or stop purchasing insurance or insured bonds. If a bond's insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop.

   Moral Obligation Bonds -- Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, the repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

   Municipal Notes -- Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and a Portfolio may lose money.

   Municipal Lease Obligations -- In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, it may be difficult to sell the property and the proceeds of a sale may not cover the Portfolio's loss.



20  MERRILL LYNCH MUNICIPAL BOND FUND, INC.

   Variable Rate Demand Obligations -- Variable rate demand obligations (VRDOs) are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, a Portfolio may lose money.

Each Portfolio may also be subject to certain other risks associated with its investments and investment strategies, including:

   Borrowing Risk and Leverage Risk -- Each Portfolio may borrow for temporary emergency purposes including to meet redemptions. Borrowing may exaggerate changes in the net asset value of a Portfolio's shares and in the yield on a Portfolio's holdings. Borrowing will cost a Portfolio interest expense and other fees. The costs of borrowing may reduce a Portfolio's return. Certain securities that a Portfolio buys may create leverage including, for example, when-issued securities, forward commitments and options.

   Derivatives -- Each Portfolio may use derivative instruments, including indexed and inverse floating rate securities, options on portfolio positions, options on securities or other financial indices, financial futures and options on such futures and swap agreements. Derivatives allow the Portfolio to increase or decrease its risk exposure more quickly and efficiently than other types of instruments.

   Derivatives are volatile and involve significant risks, including:

     . Credit risk -- the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

     . Leverage risk -- the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

     . Liquidity Risk -- the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.


  MERRILL LYNCH MUNICIPAL BOND FUND, INC. 21

[GRAPHIC]   Details About the Program

   Each Portfolio may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which the Portfolio uses a derivative to offset the risks associated with other Portfolio holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Portfolio or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Portfolio, in which case any losses on the holdings being hedged may not be reduced. There can be no assurance that the Portfolio's hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. None of the Portfolios is required to use hedging and each may choose not to do so.

   Junk Bonds -- Only the National Portfolio may invest in junk bonds. Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that Portfolio management believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for the Portfolio. Junk bonds generally are less liquid and experience more price volatility than higher rated debt securities. The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer's bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. Junk bonds may be subject to greater call and redemption risk than higher rated debt securities.

Indexed and Inverse Floating Rate Securities -- Each of the Portfolios may invest in securities whose potential returns are directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. The Portfolios may also invest in securities whose return is inversely related to changes in an interest rate (inverse floaters). In general, income on inverse floaters will decrease when short term interest rates increase and increase when short term interest rates decrease. Investments in inverse floaters may subject the Portfolios to the risks of reduced or eliminated interest payments and losses of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Portfolio's investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities.



22  MERRILL LYNCH MUNICIPAL BOND FUND, INC.

Indexed securities and inverse floaters are derivative securities and can be considered speculative.

   When-Issued Securities, Delayed-Delivery Securities and Forward Commitments -- When-issued and delayed-delivery securities and forward commitments involve the risk that the security a Portfolio buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party will not meet its obligation, in which case the Portfolio loses the investment opportunity of the assets it has set aside to pay for the security and any gain in the security's price.

   Illiquid Investments -- Each Portfolio may invest up to 15% of its net assets in illiquid securities that it cannot easily sell within seven days at current value or that have contractual or legal restrictions on resale. If the Portfolio buys illiquid securities, it may be unable to quickly sell them or may be able to sell them only at a price below current value.

STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

   If you would like further information about the Fund, including how it invests, please see the Statement of Additional Information.


  MERRILL LYNCH MUNICIPAL BOND FUND, INC. 23

                                    [GRAPHIC]

Your Account

MERRILL LYNCH SELECT PRICING(SM) SYSTEM
--------------------------------------------------------------------------------



   Each Portfolio offers four share classes, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents the same ownership interest in the portfolio investments of the particular Portfolio. When you choose your class of shares, you should consider the size of your investment and how long you plan to hold your shares. Your Merrill Lynch Financial Advisor can help you determine which share class is best suited to your personal financial goals.

   For example, if you select Class A or Class I shares, you generally pay a sales charge at the time of purchase. If you buy Class A shares, you also pay an ongoing account maintenance fee of 0.25% for the Insured Portfolio and National Portfolio, and an account maintenance fee of 0.10% for the Limited Maturity Portfolio. You may be eligible for a sales charge reduction or waiver.

   Certain financial intermediaries may charge additional fees in connection with transactions in Portfolio shares. The Investment Adviser, the Distributor or their affiliates may make payments out of their own resources to selected securities dealers and other financial intermediaries for providing services intended to result in the sale of Portfolio shares or for shareholder servicing activities.

   If you select Class B or Class C shares, you will invest the full amount of your purchase price, but you will be subject to an account maintenance fee of 0.25% for the Insured Portfolio and National Portfolio and 0.15% for the Limited Maturity Portfolio on an ongoing basis. In addition, if you select Class B or Class C shares of the Insured Portfolio or National Portfolio you will be subject to a distribution fee of 0.50% for Class B shares and 0.55% for Class C shares. If you select Class B or Class C shares of the Limited Maturity Portfolio you will be subject to a distribution fee of 0.20%. Because these fees are paid out of each Portfolio's assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, you may be subject to a deferred sales charge when you sell Class B or Class C shares of a Portfolio.

   Each Portfolio's shares are distributed by FAM Distributors, Inc., an affiliate of Merrill Lynch.



24  MERRILL LYNCH MUNICIPAL BOND FUND, INC.

   The table below summarizes key features of the Merrill Lynch Select PricingSM System.


                       Class A                    Class B                      Class C
------------------------------------------------------------------------------------------------------------
Availability           Generally available        Generally available          Generally available
                       through Merrill Lynch.     through Merrill Lynch.       through Merrill Lynch.
                       Limited availability       Limited availability         Limited availability
                       through selected           through selected securities  through selected securities
                       securities dealers and     dealers and other financial  dealers and other financial
                       other financial            intermediaries.              intermediaries.
                       intermediaries.





------------------------------------------------------------------------------------------------------------
Initial Sales          Yes. Payable at time of    No. Entire purchase price    No. Entire purchase price
Charge?                purchase. Lower sales      is invested in shares of the is invested in shares of the
                       charges available for      Fund.                        Fund.
                       larger investments.
------------------------------------------------------------------------------------------------------------
Deferred Sales Charge? No. (May be charged for    Yes. Payable if you redeem   Yes. Payable if you redeem
                       purchases over $1 million  within six years of          within one year of
                       that are redeemed within   purchase for the Insured     purchase.
                       one year.)                 Portfolio and the National
                                                  Portfolio or within three
                                                  years of purchase for the
                                                  Limited Maturity Portfolio.

------------------------------------------------------------------------------------------------------------
Account                0.25% Account              0.25% Account                0.25% Account
Maintenance and        Maintenance Fee for the    Maintenance Fee for the      Maintenance Fee for the
Distribution Fees?     Insured Portfolio and      Insured Portfolio and        Insured Portfolio and
                       National Portfolio and     National Portfolio and       National Portfolio and
                       0.10% Account              0.15% for the Limited        0.15% for the Limited
                       Maintenance Fee for the    Maturity Portfolio. 0.50%    Maturity Portfolio. 0.55%
                       Limited Maturity           Distribution Fee for the     Distribution Fee for the
                       Portfolio. No Distribution Insured Portfolio and        Insured Portfolio and
                       Fee.                       National Portfolio and       National Portfolio and
                                                  0.20% Distribution Fee for   0.20% Distribution Fee for
                                                  the Limited Maturity         the Limited Maturity
                                                  Portfolio.                   Portfolio.
------------------------------------------------------------------------------------------------------------
Conversion to          N/A.                       Yes, automatically after     No.
Class A shares?                                   approximately ten years.
------------------------------------------------------------------------------------------------------------

                       Class I

------------------------------------------------
Availability           Limited to certain

                       investors including:
                       .Current Class I
                        shareholders

                       .Participants in certain
                        Merrill Lynch-sponsored
                        programs

                       .Certain affiliates of

                        Merrill Lynch, selected

                        securities dealers and
                        other financial
                        intermediaries

------------------------------------------------
Initial Sales          Yes. Payable at time of
Charge?                purchase. Lower sales
                       charges available for
                       larger investments.
------------------------------------------------
Deferred Sales Charge? No. (May be charged for
                       purchases over $1 million
                       that are redeemed within
                       one year.)



------------------------------------------------
Account                No.
Maintenance and
Distribution Fees?

------------------------------------------------
Conversion to          No.
Class A shares?
------------------------------------------------


  MERRILL LYNCH MUNICIPAL BOND FUND, INC. 25

 [GRAPHIC]  Your Account

Class A and Class I Shares -- Initial Sales Charge Options If you select Class A or Class I shares, you will pay a sales charge at the time of purchase as shown in the following tables.


                   Insured Portfolio and National Portfolio

           ---------------------------------------------------------
                                                          Dealer

                             As a % of                 Compensation
                             Offering  As a % of Your   as a % of
           Your Investment     Price    Investment*   Offering Price

           ---------------------------------------------------------
           Less than $25,000   4.00%       4.17%          3.75%
           ---------------------------------------------------------
           $25,000 but less
            than $50,000   3.75%       3.90%          3.50%
           ---------------------------------------------------------
           $50,000 but less
            than $100,000   3.25%       3.36%          3.00%
           ---------------------------------------------------------
           $100,000 but less
            than $250,000   2.50%       2.56%          2.25%
           ---------------------------------------------------------
           $250,000 but less
            than $1,000,000.   1.50%       1.52%          1.25%
           ---------------------------------------------------------
           $1,000,000 and

            over**   0.00%       0.00%          0.00%
           ---------------------------------------------------------


                           Limited Maturity Portfolio

           ----------------------------------------------------------
                                                                          Dealer

                              As a % of                 Compensation
                              Offering  As a % of Your   as a % of
           Your Investment      Price    Investment*   Offering Price

           ----------------------------------------------------------
           Less than $100,000   1.00%       1.01%          0.95%
           ----------------------------------------------------------
           $100,000 but less
            than $250,000       0.75%       0.76%          0.70%
           ----------------------------------------------------------
           $250,000 but less
            than $500,000   0.50%       0.50%          0.45%
           ----------------------------------------------------------
           $500,000 but less
            than $1,000,000     0.30%       0.30%          0.27%
           ----------------------------------------------------------
           $1,000,000 and
            over**   0.00%       0.00%          0.00%
           ----------------------------------------------------------

 *Rounded to the nearest one-hundredth percent.

**If you invest $1,000,000 or more in Class A or Class I shares, you may not pay an initial sales charge. In that case, the Investment Adviser compensates the selling dealer or other financial intermediary from its own funds. However, if you redeem your shares within one year after purchase, you may be charged a deferred sales charge. This charge is 1.00% (for the Insured Portfolio and National Portfolio) or 0.20% (for the Limited Maturity Portfolio). Such deferred sales charge may be waived in connection with certain fee-based programs.



26  MERRILL LYNCH MUNICIPAL BOND FUND, INC.

Right of Accumulation -- permits you to pay the sales charge that would apply to the cost or value (whichever is higher) of all qualifying shares you own in the Merrill Lynch mutual funds that offer Select PricingSM options.

Letter of Intent -- permits you to pay the sales charge that would be applicable if you add up all qualifying shares of Merrill Lynch Select PricingSM System funds that you agree to buy within a 13 month period. Certain restrictions apply.

   No initial sales charge applies to Class A or Class I shares that you buy through reinvestment of dividends.

   A reduced or waived sales charge on a purchase of Class A or Class I shares may apply for:

     . Purchases under a Right of Accumulation or Letter of Intent . Merrill Lynch BlueprintSM Program participants . TMASM Managed Trusts . Certain Merrill Lynch investment or central asset accounts . Purchases using proceeds from the sale of certain Merrill Lynch closed-end funds under certain circumstances
     . Certain investors, including directors or trustees of Merrill Lynch mutual funds and Merrill Lynch employees

     . Certain fee-based programs of Merrill Lynch and other financial intermediaries that have agreements with the Distributor or its affiliates

   Only certain investors are eligible to buy Class I shares. Your Merrill Lynch Financial Advisor can help you determine whether you are eligible to buy Class I shares or to participate in any of these programs.

   If you decide to buy shares under the initial sales charge alternative and you are eligible to buy both Class A and Class I shares, you should buy Class I shares since Class A shares are subject to an account maintenance fee, while Class I shares are not.

   If you redeem Class A or Class I shares and within 30 days buy new shares of the same class, you will not pay a sales charge on the new purchase amount. The amount eligible for this "Reinstatement Privilege" may not exceed the amount of your redemption proceeds. To exercise the privilege, contact your Merrill Lynch Financial Advisor, selected securities dealer, other financial intermediary or the Fund's Transfer Agent at 1-800-MER-FUND.

Class B and Class C Shares -- Deferred Sales Charge Options

   If you select Class B or Class C shares, you do not pay an initial sales charge at the time of purchase. However, if you redeem your Class B shares within six years (or within three years for the Limited Maturity Portfolio) after purchase, or your Class C shares within one year after purchase, you may be required to pay a deferred sales charge. You will also pay account maintenance fees of 0.25% (or 0.15% for Class B and Class C shares of the Limited Maturity


  MERRILL LYNCH MUNICIPAL BOND FUND, INC. 27


                           Limited Maturity Portfolio

                       ----------------------------------
                       Years Since Purchase Sales Charge*

                       ----------------------------------
                         0 - 1                  1.00%
                       ----------------------------------
                         1 - 2                  0.50%
                       ----------------------------------
                         2 - 3                  0.25%
                       ----------------------------------
                         3 and thereafter       0.00%
                       ----------------------------------

* The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Shares acquired through reinvestment of dividends are not subject to a deferred sales charge. For shares acquired before December 1, 2002, the four-year deferred sales charge schedule in effect at that time for Insured Portfolio and National Portfolio and the one-year deferred sales charge schedule in effect at that time for Limited Maturity Portfolio will apply. Not all Merrill Lynch funds have identical deferred sales charge schedules. If you exchange your shares for shares of another fund, the higher charge will apply.

The deferred sales charge relating to Class B shares may be reduced or waived in certain circumstances, such as:

     . Redemption in connection with participation in certain fee-based programs of Merrill Lynch or other financial intermediaries that have agreements with the Distributor or its affiliates or in connection with involuntary termination of an account in which Portfolio shares are held

     . Withdrawals following shareholder death or disability as long as the waiver request is made within one year of death or disability or, if later, reasonably promptly following completion of probate

     . Withdrawal through the Merrill Lynch Systematic Withdrawal Plan of up to
       10% per year of your Class B account value at the time the plan is established

Your Class B shares convert automatically into Class A shares approximately ten years after purchase. Any Class B shares received through reinvestment of dividends paid on converting shares will also convert at that time. Class A shares are subject to lower annual expenses than Class B shares. The conversion of Class B to Class A shares is not a taxable event for Federal income tax purposes.

Different conversion schedules apply to Class B shares of different Merrill Lynch mutual funds. For example, Class B shares of a fixed-income fund typically convert approximately ten years after purchase compared to approximately eight years for equity funds. If you acquire your Class B shares in an exchange from another fund with a shorter conversion schedule, the Portfolio's ten year conversion schedule will apply. If you exchange your Class


  MERRILL LYNCH MUNICIPAL BOND FUND, INC. 29

 [GRAPHIC]  Your Account

Portfolio) and distribution fees each year under a distribution plan that the Fund has adopted under Rule 12b-1. If you invest in the Insured Portfolio or National Portfolio, you will pay distribution fees for your Class B and Class C shares in the amount of 0.50% or 0.55%, respectively, of your investment each year. Distribution fees for Class B and Class C shares of the Limited Maturity Portfolio are 0.20% each year. Because these fees are paid out of each Portfolio's assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. The Distributor uses the money that it receives from the deferred sales charges and the distribution fees to cover the costs of marketing, advertising and compensating the Merrill Lynch Financial Advisor, selected securities dealer or other financial intermediary who assists you in purchasing Portfolio shares.

Class B Shares

   If you redeem Class B shares of Insured Portfolio or National Portfolio within six years after purchase or Limited Maturity Portfolio within three years after purchase, you may be charged a deferred sales charge. The amount of the charge gradually decreases as you hold your shares over time, according to the following schedule:

                       Insured Portfolio and National Portfolio

                       ----------------------------------------
                       Years Since Purchase Sales Charge*

                       ----------------------------------------
                         0 - 1                     4.00%
                       ----------------------------------------
                         1 - 2                     4.00%
                       ----------------------------------------
                         2 - 3                     3.00%
                       ----------------------------------------
                         3 - 4                     3.00%
                       ----------------------------------------
                         4 - 5                     2.00%
                       ----------------------------------------
                         5 - 6                     1.00%
                       ----------------------------------------
                         6 and thereafter          0.00%
                       ----------------------------------------

                                                   (Footnote on following page)




28  MERRILL LYNCH MUNICIPAL BOND FUND, INC.

 [GRAPHIC]  Your Account

B shares in a Portfolio for Class B shares of a fund with a longer conversion schedule, the other fund's conversion schedule will apply. The length of time that you hold both the original and exchanged Class B shares in both funds will count toward the conversion schedule. The conversion schedule may be modified in certain other cases as well.

Class C Shares

If you redeem Class C shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption.

You will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Fund dividends. The deferred sales charge relating to Class C shares may be reduced or waived in connection with involuntary termination of an account in which Portfolio shares are held and withdrawals through the Merrill Lynch Systematic Withdrawal Plan.

Class C shares do not offer a conversion privilege.

HOW TO BUY, SELL, TRANSFER AND EXCHANGE SHARES
--------------------------------------------------------------------------------

The chart on the following pages summarizes how to buy, sell, transfer and exchange shares through Merrill Lynch, a selected securities dealer, broker, investment adviser, service provider or other financial intermediary. You may also buy, sell, transfer and exchange shares through the Transfer Agent. To learn more about buying, selling, transferring or exchanging shares through the Transfer Agent, call 1-800-MER-FUND. Because the selection of a mutual fund involves many considerations, your Merrill Lynch Financial Advisor may help you with this decision.

Because of the high costs of maintaining smaller shareholder accounts, the Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action. The involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts.



30  MERRILL LYNCH MUNICIPAL BOND FUND, INC.


If You Want to     Your Choices                     Information Important for You to Know
----------------------------------------------------------------------------------------------------------------------------------
Buy                Shares First, select the share class Refer to the Merrill
                   Lynch Select PricingSM System table on page 25. Be sure
                   appropriate for you to read this prospectus carefully.

                   ---------------------------------------------------------------------------------------------------------------
                   ---------------------------------------------------------------------------------------------------------------
                   Next, determine the amount of The minimum initial investment for a Portfolio is $1,000 for all accounts your investment except:

                                                    . $500 for Employee AccessSM
                                                    Accounts . $250 for certain
                                                    Merrill Lynch fee-based
                                                    programs . $100 for Merrill
                                                    Lynch BlueprintSM Program

                                                    (The minimums for initial
                                                    investments may be waived
                                                    under certain
                                                    circumstances.)

                   ---------------------------------------------------------------------------------------------------------------
                   Have your Merrill Lynch The price of your shares is based on the next calculation of net asset value Financial Advisor, selected after your order is placed. Any purchase orders
                   placed prior to the close of securities dealer or other
                   business on the New York Stock Exchange (generally 4:00 pm
                   Eastern time) financial intermediary submit will be priced at the net asset value determined that day. Certain financial your purchase order intermediaries, however, may require
                   submission of orders prior to that time.

                                                    Purchase orders placed after
                                                    that time will be priced at
                                                    the net asset value
                                                    determined on the next
                                                    business day. Each Portfolio
                                                    may reject any order to buy
                                                    shares and may suspend the
                                                    sale of shares at any time.
                                                    Selected securities dealers
                                                    or other financial
                                                    intermediaries, including
                                                    Merrill Lynch, may charge a
                                                    processing fee to confirm a
                                                    purchase. Merrill Lynch
                                                    currently charges a fee of
                                                    $5.35.

                   ---------------------------------------------------------------------------------------------------------------
                   Or                               contact the Transfer Agent
                                                    To purchase shares directly,
                                                    call the Transfer Agent at
                                                    1-800-MER-FUND and request a
                                                    purchase application. Mail
                                                    the completed purchase
                                                    application to the Transfer
                                                    Agent at the address on the
                                                    inside back cover of this
                                                    Prospectus.

----------------------------------------------------------------------------------------------------------------------------------
Add to Your Purchase additional shares The minimum investment for additional purchases is generally $50 except that Investment certain programs, such as automatic investment programs, may have higher

                                                    minimums.

                                                    (The minimums for additional
                                                    purchases may be waived
                                                    under certain
                                                    circumstances.)

                   ---------------------------------------------------------------------------------------------------------------
                   Acquire additional shares        All dividends and capital gains distributions are automatically reinvested
                   through the automatic dividend   without a sales charge.
                   reinvestment plan
                   ---------------------------------------------------------------------------------------------------------------
                   Participate in the automatic You may invest a specific amount on a periodic basis through certain Merrill investment plan
                   Lynch investment or central asset accounts.

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Transfer Shares to Transfer to a participating You may transfer your shares of a
Portfolio only to another securities dealer Another Securities securities dealer or other that has entered into an agreement with the Distributor. Certain shareholder Dealer or Other financial intermediary services may not be available for the transferred shares. You may only Financial purchase additional shares of funds previously owned before the transfer. All Intermediary future trading of these assets must be coordinated by the receiving firm.

----------------------------------------------------------------------------------------------------------------------------------



Information Important for You to Know

------------------------------------------------------------------------------

Refer to the Merrill Lynch Select PricingSM System table on page 25. Be sure to read this prospectus carefully.

------------------------------------------------------------------------------
------------------------------------------------------------------------------
The minimum initial investment for a Portfolio is $1,000 for all accounts except: . $500 for Employee AccessSM Accounts . $250 for certain Merrill Lynch fee-based programs . $100 for Merrill Lynch BlueprintSM Program

(The minimums for initial investments may be waived under certain circumstances.)

------------------------------------------------------------------------------
The price of your shares is based on the next calculation of net asset value after your order is placed. Any purchase orders placed prior to the close of business on the New York Stock Exchange (generally 4:00 pm Eastern time) will be priced at the net asset value determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time.

Purchase orders placed after that time will be priced at the net asset value determined on the next business day. Each Portfolio may reject any order to buy shares and may suspend the sale of shares at any time. Selected securities dealers or other financial intermediaries, including Merrill Lynch, may charge a processing fee to confirm a purchase. Merrill Lynch currently charges a fee of $5.35.

------------------------------------------------------------------------------
To purchase shares directly, call the Transfer Agent at 1-800-MER-FUND and request a purchase application. Mail the completed purchase application to the Transfer Agent at the address on the inside back cover of this Prospectus.

------------------------------------------------------------------------------
The minimum investment for additional purchases is generally $50 except that certain programs, such as automatic investment programs, may have higher minimums.

(The minimums for additional purchases may be waived under certain circumstances.)

------------------------------------------------------------------------------
All dividends and capital gains distributions are automatically reinvested without a sales charge.

------------------------------------------------------------------------------
You may invest a specific amount on a periodic basis through certain Merrill Lynch investment or central asset accounts.

------------------------------------------------------------------------------
------------------------------------------------------------------------------
You may transfer your shares of a Portfolio only to another securities dealer that has entered into an agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. You may only purchase additional shares of funds previously owned before the transfer. All future trading of these assets must be coordinated by the receiving firm.

------------------------------------------------------------------------------



  MERRILL LYNCH MUNICIPAL BOND FUND, INC. 31

 [GRAPHIC]  Your Account


If You Want to     Your Choices                      Information Important for You to Know
------------------------------------------------------------------------------------------------------------------------------------
Transfer Shares to Transfer to a non-participating You must either:

Another Securities securities dealer or other        .  Transfer your shares to an account with the Transfer Agent; or
Dealer or Other    financial intermediary            .  Sell your shares, paying any applicable deferred sales charge.
Financial
Intermediary
(continued)

------------------------------------------------------------------------------------------------------------------------------------
Sell Your Shares   Have your Merrill Lynch           The price of your shares is based on the next calculation of net asset value
                   Financial Advisor, selected       after your order is placed. For your redemption request to be priced at the net
                   securities dealer or other        asset value on the day of your request, you must submit your request to your
                   financial intermediary submit     dealer or other financial intermediary prior to that day's close of business on
                   your sales order                  the New York Stock Exchange (generally 4:00 p.m. Eastern time). Certain financial intermediaries,
                                                     however, may require
                                                     submission of orders prior
                                                     to that time. Any
                                                     redemption request placed
                                                     after that time will be
                                                     priced at the net asset
                                                     value at the close of
                                                     business on the next
                                                     business day.

                                                     Securities dealers or other
                                                     financial intermediaries,
                                                     including Merrill Lynch,
                                                     may charge a fee to process
                                                     a redemption of shares.
                                                     Merrill Lynch currently
                                                     charges a fee of $5.35. No
                                                     processing fee is charged
                                                     if you redeem shares
                                                     directly through the
                                                     Transfer Agent.

                                                     The Fund may reject an order to sell shares under certain circumstances.

--------------------------------------------------------------------------------------------------------------------
                   Sell                              through the Transfer Agent
                                                     You may sell shares held at
                                                     the Transfer Agent by
                                                     writing to the Transfer
                                                     Agent at the address on the
                                                     inside back cover of this
                                                     prospectus. All
                                                     shareholders on the account
                                                     must sign the letter. A
                                                     signature guarantee will
                                                     generally be required but
                                                     may be waived in certain
                                                     limited circumstances. You
                                                     can obtain a signature
                                                     guarantee from a bank,
                                                     securities dealer,
                                                     securities broker, credit
                                                     union, savings association,
                                                     national securities
                                                     exchange or registered
                                                     securities association. A
                                                     notary public seal will not
                                                     be acceptable.


                                                     If you hold stock certificates, return the certificates with the letter.
                                                     The Transfer Agent will normally mail
                                                     redemption proceeds within
                                                     seven days following
                                                     receipt of a properly
                                                     completed request. If you
                                                     make a redemption request
                                                     before the Fund has
                                                     collected payment for the
                                                     purchase of shares, the
                                                     Fund or the Transfer Agent
                                                     may delay mailing your
                                                     proceeds. This delay will
                                                     usually not exceed ten
                                                     days.

                                                     You may also sell shares
                                                     held at the Transfer Agent by telephone request if the
                                                     amount being sold is less
                                                     than $50,000 and if certain
                                                     other conditions are met.
                                                     Contact the Transfer Agent
                                                     at 1-800-MER-FUND for
                                                     details.

------------------------------------------------------------------------------------------------------------------------------------


Information Important for You to Know

--------------------------------------------------------------------------------

You must either:

.. Transfer your shares to an account with the Transfer Agent; or . Sell your shares, paying any applicable deferred sales charge.

--------------------------------------------------------------------------------
The price of your shares is based on the next calculation of net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your dealer or other financial intermediary prior to that day's close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time). Certain financial intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.

Securities dealers or other financial intermediaries, including Merrill Lynch, may charge a fee to process a redemption of shares. Merrill Lynch currently charges a fee of $5.35. No processing fee is charged if you redeem shares directly through the Transfer Agent.

The Fund may reject an order to sell shares under certain circumstances.

--------------------------------------------------------------------------------
You may sell shares held at the Transfer Agent by writing to the Transfer Agent at the address on the inside back cover of this prospectus. All shareholders on the account must sign the letter. A signature guarantee will generally be required but may be waived in certain limited circumstances. You can obtain a signature guarantee from a bank, securities dealer, securities broker, credit union, savings association, national securities exchange or registered securities association. A notary public seal will not be acceptable. If you hold stock certificates, return the certificates with the letter. The Transfer Agent will normally mail redemption proceeds within seven days following receipt of a properly completed request. If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund or the Transfer Agent may delay mailing your proceeds. This delay will usually not exceed ten days.

You may also sell shares held at the Transfer Agent by telephone request if the amount being sold is less than $50,000 and if certain other conditions are met. Contact the Transfer Agent at 1-800-MER-FUND for details.
--------------------------------------------------------------------------------




32  MERRILL LYNCH MUNICIPAL BOND FUND, INC.


If You Want to Your Choices                        Information Important for You to Know
-----------------------------------------------------------------------------------------------------------------------------------
Sell Shares Participate in the Fund's You can choose to receive systematic payments from your Fund account either Systematically Systematic Withdrawal Plan by check or through direct deposit to your bank account on a monthly or quarterly basis. If you hold
                                                   your Portfolio shares in a
                                                   Merrill Lynch CMA(R) Account
                                                   you can arrange for
                                                   systematic redemptions of a
                                                   fixed dollar amount on a
                                                   monthly, bi-monthly,
                                                   quarterly, semi-annual or
                                                   annual basis, subject to
                                                   certain conditions. Under
                                                   either method you must have
                                                   dividends and other
                                                   distributions automatically
                                                   reinvested. For Class B and
                                                   Class C shares your total
                                                   annual withdrawals cannot be
                                                   more than 10% per year of the
                                                   value of your shares at the
                                                   time your plan is
                                                   established. The deferred
                                                   sales charge is waived for
                                                   systematic redemptions. Ask
                                                   your Merrill Lynch Financial
                                                   Advisor or other financial
                                                   intermediary for details.

-----------------------------------------------------------------------------------------------------------------------------------
Exchange Your Select the fund into which you You can exchange your shares of a
Portfolio for shares of many other Merrill Shares want to exchange. Be sure to read Lynch mutual funds. You must have held the shares used in the exchange for

               that fund's prospectus              at least 15 calendar days before you can exchange to another fund.

                                                   Each class of Portfolio
                                                   shares is generally
                                                   exchangeable for shares of
                                                   the same class of another
                                                   fund. If you own Class I
                                                   shares and wish to exchange
                                                   into a
                                                   fund in which you have no
                                                   Class I shares (and are not
                                                   eligible to buy Class I
                                                   shares), you will exchange
                                                   into Class A shares.

                                                   Some of the Merrill Lynch
                                                   mutual funds impose a
                                                   different initial or deferred
                                                   sales charge schedule. If you
                                                   exchange Class A or Class I
                                                   shares for shares of a fund
                                                   with a higher initial sales
                                                   charge than you originally
                                                   paid, you will be charged the
                                                   difference at the time of
                                                   exchange. If you exchange
                                                   Class B shares for shares of
                                                   a fund with a different
                                                   deferred sales charge
                                                   schedule, the higher schedule
                                                   will apply. The time you hold
                                                   Class B or Class C shares in
                                                   both funds will count when
                                                   determining your holding
                                                   period for calculating a
                                                   deferred sales charge at
                                                   redemption. If you exchange
                                                   Class A or Class I shares for
                                                   money market fund shares, you
                                                   will receive Class A shares
                                                   of Summit Cash Reserves Fund.
                                                   Class B or Class C shares of
                                                   a Portfolio will be exchanged
                                                   for Class B shares of Summit
                                                   Cash Reserves Fund.

                                                   To exercise the exchange
                                                   privilege contact your
                                                   Merrill Lynch Financial
                                                   Advisor or other financial
                                                   intermediary or call the
                                                   Transfer Agent at 1-800-
                                                   MER-FUND.

                                                   Although there is currently
                                                   no limit on the number of
                                                   exchanges that you can make,
                                                   the exchange privilege may be
                                                   modified or terminated at any
                                                   time in the future.

-----------------------------------------------------------------------------------------------------------------------------------


Information Important for You to Know

--------------------------------------------------------------------------------


You can choose to receive systematic payments from your Fund account either by check or through direct deposit to your bank account on a monthly or quarterly basis. If you hold your Portfolio shares in a Merrill Lynch CMA(R) Account you can arrange for systematic redemptions of a fixed dollar amount on a monthly, bi-monthly, quarterly, semi-annual or annual basis, subject to certain conditions. Under either method you must have dividends and other distributions automatically reinvested. For Class B and Class C shares your total annual withdrawals cannot be more than 10% per year of the value of your shares at the time your plan is established. The deferred sales charge is waived for systematic redemptions. Ask your Merrill Lynch Financial Advisor or other financial intermediary for details.
--------------------------------------------------------------------------------
You can exchange your shares of a Portfolio for shares of many other Merrill Lynch mutual funds. You must have held the shares used in the exchange for at least 15 calendar days before you can exchange to another fund.

Each class of Portfolio shares is generally exchangeable for shares of the same class of another fund. If you own Class I shares and wish to exchange into a fund in which you have no Class I shares (and are not eligible to buy Class I shares), you will exchange into Class A shares.

Some of the Merrill Lynch mutual funds impose a different initial or deferred sales charge schedule. If you exchange Class A or Class I shares for shares of a fund with a higher initial sales charge than you originally paid, you will be charged the difference at the time of exchange. If you exchange Class B shares for shares of a fund with a different deferred sales charge schedule, the higher schedule will apply. The time you hold Class B or Class C shares in both funds will count when determining your holding period for calculating a deferred sales charge at redemption. If you exchange Class A or Class I shares for money market fund shares, you will receive Class A shares of Summit Cash Reserves Fund. Class B or Class C shares of a Portfolio will be exchanged for Class B shares of Summit Cash Reserves Fund.

To exercise the exchange privilege contact your Merrill Lynch Financial Advisor or other financial intermediary or call the Transfer Agent at 1-800- MER-FUND.

Although there is currently no limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future.

--------------------------------------------------------------------------------


   The Fund reserves the right to reject any purchase order, including exchanges. Short-term or excessive trading into and out of the Fund, particularly in larger amounts, may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Fund may reject purchase orders, including exchanges, from market timers or investors that Fund management has determined are short-term or excessive or that will be disruptive to the Fund. For these purposes, Fund management may consider an investor's trading history in the Fund or other Merrill Lynch funds, and accounts under common ownership or control.



  MERRILL LYNCH MUNICIPAL BOND FUND, INC. 33

HOW SHARES ARE PRICED
--------------------------------------------------------------------------------


 [GRAPHIC]  Your Account

Net Asset Value -- the market value of a Portfolio's total assets after deducting liabilities, divided by the number of shares outstanding.

   When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. Each Portfolio calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange is open, as of the close of business on the Exchange based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed.

   The Fund may accept orders from certain authorized financial intermediaries or their designees. The Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

   Generally, Class I shares will have the highest net asset value because that class has the lowest expenses, and Class A shares will have a higher net asset value than Class B or Class C shares. Class B shares will have a higher NAV than Class C shares because Class B shares have lower distribution expenses than Class C shares. Also, dividends paid on Class A and Class I shares will generally be higher than dividends paid on Class B and Class C shares because Class A and Class I shares have lower expenses.

PARTICIPATION IN FEE-BASED PROGRAMS
--------------------------------------------------------------------------------

   If you participate in certain fee-based programs offered by Merrill Lynch or other financial intermediaries, you may be able to buy Class I shares at net asset value, including by exchanges from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances.

   You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and account maintenance fees. This may be a taxable event and you will pay any applicable sales charges.



34  MERRILL LYNCH MUNICIPAL BOND FUND, INC.

Dividends -- exempt interest, ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Portfolio shares as they are paid.

   If you leave one of these programs, your shares may be redeemed or automatically exchanged into another class of the particular Portfolio or into a money market fund. The class you receive may be the class you originally owned when you entered the program, or in certain cases, a different class. If the exchange is into Class B shares, the period before conversion to Class A shares may be modified. Any redemption or exchange will be at net asset value. However, if you participate in the program for less than a specified period, you may be charged a fee in accordance with the terms of the program.

   Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your Merrill Lynch Financial Advisor, selected securities dealer or other financial intermediary.

DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

   Each Portfolio will distribute net investment income, if any, monthly and net realized capital gains, if any, at least annually. Each Portfolio may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. If you would like to receive dividends in cash, contact your Merrill Lynch Financial Advisor, selected securities dealer, other financial intermediary or the Transfer Agent.

   To the extent that the dividends distributed by a Portfolio are from municipal bond interest income, they are exempt from Federal income tax but may be subject to state and local taxes. Certain investors may be subject to a Federal alternative minimum tax on dividends received from a Portfolio. Interest income from other investments may produce taxable dividends. Dividends derived from capital gains realized by a Portfolio will be subject to Federal tax.

   Generally, within 60 days after the end of the Fund's taxable year, each Portfolio will tell you the amount of exempt-interest dividends and capital gain dividends you received that year. Capital gain dividends are taxable as long term capital gains to you, regardless of how long you have held your shares. The tax treatment of dividends from a Portfolio is the same whether you choose to receive them in cash or to have them reinvested in shares of the Portfolio.


  MERRILL LYNCH MUNICIPAL BOND FUND, INC. 35

 [GRAPHIC]  Your Account

"BUYING A DIVIDEND"
You may want to avoid buying shares shortly before a Portfolio pays a dividend although the impact on you will be significantly less than if you were invested in a fund paying fully taxable dividends. The reason? If you buy shares when a Portfolio has realized but not yet distributed taxable ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

   If you redeem Portfolio shares or exchange them for shares of another fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. Capital gains are generally taxed at different rates than ordinary income dividends.

   By law, your dividends and redemption proceeds will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

   This section summarizes some of the consequences under current Federal tax law of an investment in a Portfolio. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in a Portfolio under all applicable tax laws.

ELECTRONIC DELIVERY
--------------------------------------------------------------------------------

   The Fund is now offering electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access the web site http://www.icsdelivery.com/live/ and follow the instructions. When you visit the site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service.



36  MERRILL LYNCH MUNICIPAL BOND FUND, INC.

                                    [GRAPHIC]

Management of the Fund

FUND ASSET MANAGEMENT
--------------------------------------------------------------------------------



   Fund Asset Management, L.P., the Fund's Investment Adviser, manages the Fund's investments and its business operations under the overall supervision of the Fund's Board of Directors. The Investment Adviser has the responsibility for making all investment decisions for the Portfolios.

   The Fund pays the Investment Adviser fees at annual rates that decrease as the total assets of the Fund's three Portfolios increase above certain levels. The fee rates are applied to the average daily net assets of each Portfolio, with the reduced rates applicable to portions of the assets of each Portfolio to the extent that the aggregate average daily net assets of the three combined Portfolios exceeds $250 million, $400 million, $550 million and $1.5 billion (each such amount being a "breakpoint level"). These annual fee rates range from 0.40% to 0.35% for the Insured Portfolio, 0.50% to 0.475% for the National Portfolio and 0.40% to 0.325% for the Limited Maturity Portfolio.

   For the fiscal year ended June 30, 2003 the Investment Adviser received a fee from each Portfolio at the annual rates (as a percentage of the average daily net assets of the relevant Portfolio) shown below:


                                               Advisory Fee
                                              Paid For Fiscal

                                                Year Ended
                                               June 30, 2003

                   ------------------------------------------
                   Insured Portfolio      0.36%

                   ------------------------------------------
                   National Portfolio      0.48%

                   ------------------------------------------
                        Limited Maturity Portfolio 0.33%

                   ------------------------------------------

   Fund Asset Management was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. Fund Asset Management and its affiliates had approximately 473 billion in investment company and other portfolio assets under management as of September 2003.


  MERRILL LYNCH MUNICIPAL BOND FUND, INC. 37

[GRAPHIC]   Management of the Program

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


   The Financial Highlights table is intended to help you understand each Portfolio's financial performance for the periods shown. Certain information reflects the financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the indicated Portfolio (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose report, along with each Portfolio's financial statements, is included in the Fund's Annual Report, which is available upon request.


                                                                                                   Insured Portfolio

                                                          -----------------------------------------------------------
                                                                              Class A#

                                                          -----------------------------------------------  ----------
                                                                    For the Year Ended June 30,

Increase (Decrease)                                       -----------------------------------------------  ----------
 in Net Asset Value:                                         2003      2002      2001      2000     1999      2003
-                                                         ------------------------------------------------------------
 Per Share Operating Performance:

----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year $   7.79   $   7.69  $   7.36  $  7.79  $  8.24  $   7.79
----------------------------------------------------------------------------------------------------------------------
Investment income -- net      .39++      .39       .37      .38      .39       .35++
----------------------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investments -- net      .28        .10       .33     (.32)    (.26)      .28
----------------------------------------------------------------------------------------------------------------------
Total from investment operations      .67        .49       .70      .06      .13       .63
----------------------------------------------------------------------------------------------------------------------
Less dividends and distributions:
 Investment income -- net     (.39)      (.39)     (.37)    (.38)    (.39)     (.35)
 Realized gain on investments -- net       --         --+       --       --     (.19)       --
 In excess of realized gain on investments -- net       --         --        --     (.11)      --        --
----------------------------------------------------------------------------------------------------------------------
Total dividends and distributions     (.39)      (.39)     (.37)    (.49)    (.58)     (.35)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of year $   8.07   $   7.79  $   7.69  $  7.36  $  7.79  $   8.07
----------------------------------------------------------------------------------------------------------------------
 Total Investment Return:*
----------------------------------------------------------------------------------------------------------------------
Based on net asset value per share     8.77%      6.63%     9.74%     .96%    1.43%     8.21%
----------------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets:

----------------------------------------------------------------------------------------------------------------------
Expenses, net of waiver      .71%       .72%      .70%     .68%     .67%     1.22%
----------------------------------------------------------------------------------------------------------------------
Expenses      .71%       .72%      .70%     .68%     .67%     1.22%
----------------------------------------------------------------------------------------------------------------------
Investment income -- net     4.88%      5.10%     4.94%    5.10%    4.77%     4.38%
----------------------------------------------------------------------------------------------------------------------
 Supplemental Data:

----------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) $187,805   $161,110  $145,688  $99,326  $81,238  $160,177
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover    38.17%     32.78%    64.39%   94.08%   86.35%    38.17%
----------------------------------------------------------------------------------------------------------------------

                                                          ---------------------------------------
                                                                         Class B

                                                          ---------------------------------------
                                                           For the Year Ended June 30,

Increase (Decrease)                                       ---------------------------------------
 in Net Asset Value:                                        2002      2001      2000      1999
-                                                         ---------------------------------------
 Per Share Operating Performance:

-------------------------------------------------------------------------------------------------
Net asset value, beginning of year $   7.68  $   7.36  $   7.78  $   8.24
-------------------------------------------------------------------------------------------------
Investment income -- net      .36       .34       .34       .35
-------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investments -- net      .11       .32      (.31)     (.27)
-------------------------------------------------------------------------------------------------
Total from investment operations      .47       .66       .03       .08
-------------------------------------------------------------------------------------------------
Less dividends and distributions:
 Investment income -- net     (.36)     (.34)     (.34)     (.35)
 Realized gain on investments -- net       --+       --        --      (.19)
 In excess of realized gain on investments -- net       --        --      (.11)       --
-------------------------------------------------------------------------------------------------
Total dividends and distributions     (.36)     (.34)     (.45)     (.54)
-------------------------------------------------------------------------------------------------
Net asset value, end of year $   7.79  $   7.68  $   7.36  $   7.78
-------------------------------------------------------------------------------------------------
 Total Investment Return:*

-------------------------------------------------------------------------------------------------
Based on net asset value per share     6.23%     9.04%      .57%      .79%
-------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets:

-------------------------------------------------------------------------------------------------
Expenses, net of waiver     1.23%     1.21%     1.19%     1.18%
-------------------------------------------------------------------------------------------------
Expenses     1.23%     1.21%     1.19%     1.18%
-------------------------------------------------------------------------------------------------
Investment income -- net     4.58%     4.43%     4.56%     4.26%
-------------------------------------------------------------------------------------------------
 Supplemental Data:

-------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) $182,241  $223,710  $276,154  $414,135
-------------------------------------------------------------------------------------------------
Portfolio turnover    32.78%    64.39%    94.08%    86.35%
-------------------------------------------------------------------------------------------------

# Prior to April 14, 2003, Class A shares were designated Class D. * Total investment returns exclude the effects of sales charges. + Amount is less than ($.01) per share.

++Based on average shares outstanding.



38  MERRILL LYNCH MUNICIPAL BOND FUND, INC.

--------------------------------------------------------------------------------




                                                          ------------------------------------
                                                                             Class C

                                                          ------------------------------------
                                                                   For the Year Ended June 30,

Increase (Decrease)                                       ------------------------------------
 in Net Asset Value:                                        2003      2002     2001     2000
 Per Share Operating Performance:

-----------------------------------------------------------------------------------------------
Net asset value, beginning of year $  7.79   $  7.68  $  7.36  $  7.78
-----------------------------------------------------------------------------------------------
Investment income -- net     .34++     .35      .33      .34
-----------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investments -- net     .28       .11      .32     (.31)
-----------------------------------------------------------------------------------------------
Total from investment operations     .62       .46      .65      .03
-----------------------------------------------------------------------------------------------
Less dividends and distributions:
 Investment income -- net    (.34)     (.35)    (.33)    (.34)
 Realized gain on investments -- net      --        --+      --       --
 In excess of realized gain on
  investments -- net      --        --       --     (.11)
-----------------------------------------------------------------------------------------------
Total dividends and distributions    (.34)     (.35)    (.33)    (.45)
-----------------------------------------------------------------------------------------------
Net asset value, end of year $  8.07   $  7.79  $  7.68  $  7.36
-----------------------------------------------------------------------------------------------
 Total Investment Return:*

-----------------------------------------------------------------------------------------------
Based on net asset value per share    8.16%     6.18%    8.99%     .52%
-----------------------------------------------------------------------------------------------
 Ratios to Average Net Assets:

-----------------------------------------------------------------------------------------------
Expenses, net of waiver    1.27%     1.28%    1.26%    1.24%
-----------------------------------------------------------------------------------------------
Expenses    1.27%     1.28%    1.26%    1.24%
-----------------------------------------------------------------------------------------------
Investment income -- net    4.31%     4.56%    4.38%    4.52%
-----------------------------------------------------------------------------------------------
 Supplemental Data:

-----------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) $66,089   $34,541  $14,392  $12,856
-----------------------------------------------------------------------------------------------
Portfolio turnover   38.17%    32.78%   64.39%   94.08%
-----------------------------------------------------------------------------------------------

                                                               Insured Portfolio

                                                          -------------------------------------------------------------
                                                                                         Class I#

                                                          -------- ---------------------------------------------------
                                                                               For the Year Ended June 30,

Increase (Decrease)                                       -------- ---------------------------------------------------
 in Net Asset Value:                                        1999      2003      2002      2001      2000       1999
 Per Share Operating Performance:

-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year $  8.24  $   7.80   $   7.69  $   7.36  $   7.79  $     8.25
-----------------------------------------------------------------------------------------------------------------------
Investment income -- net     .34       .41++      .41       .39       .40         .41
-----------------------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investments -- net    (.27)      .27        .11       .33      (.32)       (.27)
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations     .07       .68        .52       .72       .08         .14
-----------------------------------------------------------------------------------------------------------------------
Less dividends and distributions:
 Investment income -- net    (.34)     (.41)      (.41)     (.39)     (.40)       (.41)
 Realized gain on investments -- net    (.19)       --         --+       --        --        (.19)
 In excess of realized gain on
  investments -- net      --        --         --        --      (.11)         --
-----------------------------------------------------------------------------------------------------------------------
Total dividends and distributions    (.53)     (.41)      (.41)     (.39)     (.51)       (.60)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of year $  7.78  $   8.07   $   7.80  $   7.69  $   7.36  $     7.79
-----------------------------------------------------------------------------------------------------------------------
 Total Investment Return:*
-----------------------------------------------------------------------------------------------------------------------
Based on net asset value per share     .74%     8.88%      7.03%    10.01%     1.21%       1.56%
-----------------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets:

-----------------------------------------------------------------------------------------------------------------------
Expenses, net of waiver    1.23%      .46%       .47%      .45%      .43%        .42%
-----------------------------------------------------------------------------------------------------------------------
Expenses    1.23%      .46%       .47%      .45%      .43%        .42%
-----------------------------------------------------------------------------------------------------------------------
Investment income -- net    4.21%     5.13%      5.35%     5.19%     5.33%       5.02%
-----------------------------------------------------------------------------------------------------------------------
 Supplemental Data:

-----------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) $16,850  $855,757   $878,018  $920,597  $972,420  $1,216,346
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover   86.35%    38.17%     32.78%    64.39%    94.08%      86.35%
-----------------------------------------------------------------------------------------------------------------------

# Prior to April 14, 2003, Class I shares were designated Class A. * Total investment returns exclude the effects of sales charges. + Amount is less than ($.01) per share.

++Based on average shares outstanding.


  MERRILL LYNCH MUNICIPAL BOND FUND, INC. 39

[GRAPHIC]   Management of the Program

--------------------------------------------------------------------------------




                                                                                                 National Portfolio
                                                        -----------------------------------------------------------
                                                                            Class A#

                                                        -----------------------------------------------  ----------
                                                                  For the Year Ended June 30,

Increase (Decrease)                                     -----------------------------------------------  ----------
 in Net Asset Value:                                       2003      2002      2001      2000     1999      2003
 Per Share Operating Performance:

--------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of year                     $  10.27   $  10.15  $   9.71  $ 10.22  $ 10.64  $  10.26
--------------------------------------------------------------------------------------------------------------------
 Investment income -- net                                    .53++      .53       .52      .54      .53       .48++
--------------------------------------------------------------------------------------------------------------------
 Realized and unrealized gain (loss) on investments --
  net                                                        .27        .12       .44     (.51)    (.42)      .27
--------------------------------------------------------------------------------------------------------------------
 Total from investment operations                            .80        .65       .96      .03      .11       .75
--------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions:
  Investment income -- net                                  (.53)      (.53)     (.52)    (.54)    (.53)     (.48)
  Realized gain on investments -- net                         --         --+       --       --       --        --
  In excess of realized gain on investments -- net            --         --        --       --       --+       --
--------------------------------------------------------------------------------------------------------------------
 Total dividends and distributions                          (.53)      (.53)     (.52)    (.54)    (.53)     (.48)
--------------------------------------------------------------------------------------------------------------------
 Net asset value, end of year                           $  10.54   $  10.27  $  10.15  $  9.71  $ 10.22  $  10.53
--------------------------------------------------------------------------------------------------------------------
 Total Investment Return:*

--------------------------------------------------------------------------------------------------------------------
 Based on net asset value per share                         7.98%      6.72%    10.04%     .43%    1.03%     7.43%
--------------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets:

--------------------------------------------------------------------------------------------------------------------
 Expenses, net of waiver                                     .84%       .87%      .83%     .81%     .81%     1.34%
--------------------------------------------------------------------------------------------------------------------
 Expenses                                                    .84%       .87%      .83%     .81%     .81%     1.35%
--------------------------------------------------------------------------------------------------------------------
 Investment income -- net                                   5.10%      5.30%     5.16%    5.50%    5.01%     4.59%
--------------------------------------------------------------------------------------------------------------------
 Supplemental Data:

--------------------------------------------------------------------------------------------------------------------
 Net assets, end of year (in thousands)                 $200,108   $137,225  $124,082  $86,701  $93,201  $321,477
--------------------------------------------------------------------------------------------------------------------
 Portfolio turnover                                        37.75%     35.75%    80.88%  108.43%  125.75%    37.75%
--------------------------------------------------------------------------------------------------------------------

                                                        ----------------------------------------
                                                                         Class B

                                                        ----------------------------------------
                                                          For the Year Ended June 30,
Increase (Decrease)                                     ----------------------------------------
 in Net Asset Value:                                      2002      2001       2000      1999
 Per Share Operating Performance:

------------------------------------------------------------------------------------------------
 Net asset value, beginning of year                     $  10.14  $   9.70  $  10.21   $  10.63
------------------------------------------------------------------------------------------------
 Investment income -- net                                    .53       .46       .49        .48
------------------------------------------------------------------------------------------------
 Realized and unrealized gain (loss) on investments --
  net                                                        .12       .44      (.51)      (.42)
------------------------------------------------------------------------------------------------
 Total from investment operations                            .65       .90      (.02)       .06
------------------------------------------------------------------------------------------------
 Less dividends and distributions:
  Investment income -- net                                  (.53)     (.46)     (.49)      (.48)
  Realized gain on investments -- net                         --+       --        --         --
  In excess of realized gain on investments -- net            --        --        --         --+
------------------------------------------------------------------------------------------------
 Total dividends and distributions                          (.53)     (.46)     (.49)      (.48)
------------------------------------------------------------------------------------------------
 Net asset value, end of year                           $  10.26  $  10.14  $   9.70   $  10.21
------------------------------------------------------------------------------------------------
 Total Investment Return:*

------------------------------------------------------------------------------------------------
 Based on net asset value per share                         6.18%     9.49%     (.09)%      .51%
------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets:

------------------------------------------------------------------------------------------------
 Expenses, net of waiver                                    1.38%     1.34%     1.32%      1.31%
------------------------------------------------------------------------------------------------
 Expenses                                                   1.38%     1.34%     1.32%      1.31%
------------------------------------------------------------------------------------------------
 Investment income -- net                                   4.80%     4.67%     4.98%      4.50%
------------------------------------------------------------------------------------------------
 Supplemental Data:

------------------------------------------------------------------------------------------------
 Net assets, end of year (in thousands)                 $295,827  $227,592  $254,860   $374,642
------------------------------------------------------------------------------------------------
 Portfolio turnover                                        35.75%    80.88%   108.43%    125.75%
------------------------------------------------------------------------------------------------

# Prior to April 14, 2003, Class A shares were designated Class D. * Total investment returns exclude the effects of sales charges. + Amount is less than ($.01) per share.

++Based on average shares outstanding.



40  MERRILL LYNCH MUNICIPAL BOND FUND, INC.

[GRAPHIC]   Management of the Program

--------------------------------------------------------------------------------




                                                                                                 National Portfolio
                                                        -----------------------------------------------------------
                                                                            Class A#

                                                        -----------------------------------------------  ----------
                                                                  For the Year Ended June 30,

Increase (Decrease)                                     -----------------------------------------------  ----------
 in Net Asset Value:                                       2003      2002      2001      2000     1999      2003
 Per Share Operating Performance:

--------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of year                     $  10.27   $  10.15  $   9.71  $ 10.22  $ 10.64  $  10.26
--------------------------------------------------------------------------------------------------------------------
 Investment income -- net                                    .53++      .53       .52      .54      .53       .48++
--------------------------------------------------------------------------------------------------------------------
 Realized and unrealized gain (loss) on investments --
  net                                                        .27        .12       .44     (.51)    (.42)      .27
--------------------------------------------------------------------------------------------------------------------
 Total from investment operations                            .80        .65       .96      .03      .11       .75
--------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions:
  Investment income -- net                                  (.53)      (.53)     (.52)    (.54)    (.53)     (.48)
  Realized gain on investments -- net                         --         --+       --       --       --        --
  In excess of realized gain on investments -- net            --         --        --       --       --+       --
--------------------------------------------------------------------------------------------------------------------
 Total dividends and distributions                          (.53)      (.53)     (.52)    (.54)    (.53)     (.48)
--------------------------------------------------------------------------------------------------------------------
 Net asset value, end of year                           $  10.54   $  10.27  $  10.15  $  9.71  $ 10.22  $  10.53
--------------------------------------------------------------------------------------------------------------------
 Total Investment Return:*

--------------------------------------------------------------------------------------------------------------------
 Based on net asset value per share                         7.98%      6.72%    10.04%     .43%    1.03%     7.43%
--------------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets:

--------------------------------------------------------------------------------------------------------------------
 Expenses, net of waiver                                     .84%       .87%      .83%     .81%     .81%     1.34%
--------------------------------------------------------------------------------------------------------------------
 Expenses                                                    .84%       .87%      .83%     .81%     .81%     1.35%
--------------------------------------------------------------------------------------------------------------------
 Investment income -- net                                   5.10%      5.30%     5.16%    5.50%    5.01%     4.59%
--------------------------------------------------------------------------------------------------------------------
 Supplemental Data:

--------------------------------------------------------------------------------------------------------------------
 Net assets, end of year (in thousands)                 $200,108   $137,225  $124,082  $86,701  $93,201  $321,477
--------------------------------------------------------------------------------------------------------------------
 Portfolio turnover                                        37.75%     35.75%    80.88%  108.43%  125.75%    37.75%
--------------------------------------------------------------------------------------------------------------------

                                                        ----------------------------------------
                                                                         Class B

                                                        ----------------------------------------
                                                          For the Year Ended June 30,
Increase (Decrease)                                     ----------------------------------------
 in Net Asset Value:                                      2002      2001       2000      1999
 Per Share Operating Performance:

------------------------------------------------------------------------------------------------
 Net asset value, beginning of year                     $  10.14  $   9.70  $  10.21   $  10.63
------------------------------------------------------------------------------------------------
 Investment income -- net                                    .53       .46       .49        .48
------------------------------------------------------------------------------------------------
 Realized and unrealized gain (loss) on investments --
  net                                                        .12       .44      (.51)      (.42)
------------------------------------------------------------------------------------------------
 Total from investment operations                            .65       .90      (.02)       .06
------------------------------------------------------------------------------------------------
 Less dividends and distributions:
  Investment income -- net                                  (.53)     (.46)     (.49)      (.48)
  Realized gain on investments -- net                         --+       --        --         --
  In excess of realized gain on investments -- net            --        --        --         --+
------------------------------------------------------------------------------------------------
 Total dividends and distributions                          (.53)     (.46)     (.49)      (.48)
------------------------------------------------------------------------------------------------
 Net asset value, end of year                           $  10.26  $  10.14  $   9.70   $  10.21
------------------------------------------------------------------------------------------------
 Total Investment Return:*

------------------------------------------------------------------------------------------------
 Based on net asset value per share                         6.18%     9.49%     (.09)%      .51%
------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets:

------------------------------------------------------------------------------------------------
 Expenses, net of waiver                                    1.38%     1.34%     1.32%      1.31%
------------------------------------------------------------------------------------------------
 Expenses                                                   1.38%     1.34%     1.32%      1.31%
------------------------------------------------------------------------------------------------
 Investment income -- net                                   4.80%     4.67%     4.98%      4.50%
------------------------------------------------------------------------------------------------
 Supplemental Data:

------------------------------------------------------------------------------------------------
 Net assets, end of year (in thousands)                 $295,827  $227,592  $254,860   $374,642
------------------------------------------------------------------------------------------------
 Portfolio turnover                                        35.75%    80.88%   108.43%    125.75%
------------------------------------------------------------------------------------------------

# Prior to April 14, 2003, Class A shares were designated Class D. * Total investment returns exclude the effects of sales charges. + Amount is less than ($.01) per share.

++Based on average shares outstanding.



40  MERRILL LYNCH MUNICIPAL BOND FUND, INC.


FINANCIAL HIGHLIGHTS (continued)
--------------------------------------------------------------------------------



                                                                                                 National Portfolio

                                                          ---------------------------------------------------------
                                                                             Class C

                                                          ---------------------------------------------  ----------
                                                                   For the Year Ended June 30,

Increase (Decrease)                                       ---------------------------------------------  ----------
 in Net Asset Value:                                        2003      2002     2001     2000      1999      2003
 Per Share Operating Performance:

--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year $ 10.26   $ 10.14  $  9.71  $ 10.22   $ 10.64  $  10.26
--------------------------------------------------------------------------------------------------------------------
Investment income -- net     .47++     .53      .46      .48       .47       .56++
--------------------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investments -- net     .28       .12      .43     (.51)     (.42)      .28
--------------------------------------------------------------------------------------------------------------------
Total from investment operations     .75       .65      .89     (.03)      .05       .84
--------------------------------------------------------------------------------------------------------------------
Less dividends and distributions:
 Investment income -- net    (.47)     (.53)    (.46)    (.48)     (.47)     (.56)
 Realized gain on investments -- net      --        --+      --       --        --        --
 In excess of realized gain on
  investments --net      --        --       --       --        --+       --
--------------------------------------------------------------------------------------------------------------------
Total dividends and distributions    (.47)     (.53)    (.46)    (.48)     (.47)     (.56)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of year $ 10.54   $ 10.26  $ 10.14  $  9.71   $ 10.22  $  10.54
--------------------------------------------------------------------------------------------------------------------
 Total Investment Return:*

--------------------------------------------------------------------------------------------------------------------
Based on net asset value per share    7.48%     6.13%    9.33%    (.13)%     .47%     8.34%
--------------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets:

--------------------------------------------------------------------------------------------------------------------
Expenses, net of waiver    1.39%     1.43%    1.39%    1.37%     1.36%      .59%
--------------------------------------------------------------------------------------------------------------------
Expenses    1.40%     1.43%    1.39%    1.37%     1.36%      .59%
--------------------------------------------------------------------------------------------------------------------
Investment income -- net    4.54%     4.76%    4.61%    4.92%     4.45%     5.35%
--------------------------------------------------------------------------------------------------------------------
 Supplemental Data:

--------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) $77,906   $52,822  $31,880  $30,303   $47,901  $624,192
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover   37.75%    35.75%   80.88%  108.43%   125.75%    37.75%
--------------------------------------------------------------------------------------------------------------------

                                                          ---------------------------------------
                                                                        Class I#
                                                          ---------------------------------------
                                                           For the Year Ended June 30,

Increase (Decrease)                                       ---------------------------------------
 in Net Asset Value:                                        2002      2001      2000      1999
 Per Share Operating Performance:

-------------------------------------------------------------------------------------------------
Net asset value, beginning of year $  10.14  $   9.70  $  10.22  $  10.64
-------------------------------------------------------------------------------------------------
Investment income -- net      .62       .54       .56       .56
-------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investments -- net      .12       .44      (.52)     (.42)
-------------------------------------------------------------------------------------------------
Total from investment operations      .74       .98       .04       .14
-------------------------------------------------------------------------------------------------
Less dividends and distributions:
 Investment income -- net     (.62)     (.54)     (.56)     (.56)
 Realized gain on investments -- net       --+       --        --        --
 In excess of realized gain on
  investments --net       --        --        --        --+
-------------------------------------------------------------------------------------------------
Total dividends and distributions     (.62)     (.54)     (.56)     (.56)
-------------------------------------------------------------------------------------------------
Net asset value, end of year $  10.26  $  10.14  $   9.70  $  10.22
-------------------------------------------------------------------------------------------------
 Total Investment Return:*

-------------------------------------------------------------------------------------------------
Based on net asset value per share     6.98%    10.32%      .58%     1.28%
-------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets:

-------------------------------------------------------------------------------------------------
Expenses, net of waiver      .62%      .58%      .56%      .55%
-------------------------------------------------------------------------------------------------
Expenses      .62%      .58%      .56%      .55%
-------------------------------------------------------------------------------------------------
Investment income -- net     5.55%     5.42%     5.74%     5.26%
-------------------------------------------------------------------------------------------------
 Supplemental Data:

-------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) $626,935  $653,685  $682,553  $877,841
-------------------------------------------------------------------------------------------------
Portfolio turnover    35.75%    80.88%   108.43%   125.75%
-------------------------------------------------------------------------------------------------

# Prior to April 14, 2003, Class I shares were designated Class A. * Total investment returns exclude the effects of sales charges. + Amount is less than ($.01) per share.

++Based on average shares outstanding.


  MERRILL LYNCH MUNICIPAL BOND FUND, INC. 41

[GRAPHIC]   Management of the Program

--------------------------------------------------------------------------------



                                                          ---------

                                                          ---------

Increase (Decrease)                                       ---------
 in Net Asset Value:                                        2003
-                                                         ----------
 Per Share Operating Performance:

--------------------------------------------------------------------
Net asset value, beginning of year $  10.14
--------------------------------------------------------------------
Investment income -- net      .24+

--------------------------------------------------------------------
Realized and unrealized gain (loss) on investments -- net      .04
--------------------------------------------------------------------
Total from investment operations      .28
--------------------------------------------------------------------
Less dividends and distributions:
 Investment income -- net     (.24)
 In excess of realized gain on
 investments -- net       --
--------------------------------------------------------------------
Total dividends and distributions     (.24)
--------------------------------------------------------------------
Net asset value, end of year $  10.18
--------------------------------------------------------------------
 Total Investment Return:*

--------------------------------------------------------------------
Based on net asset value per share     2.77%
--------------------------------------------------------------------
 Ratios to Average Net Assets:

--------------------------------------------------------------------
Expenses, net of waiver      .52%
--------------------------------------------------------------------
Expenses      .53%
--------------------------------------------------------------------
Investment income -- net     2.31%

--------------------------------------------------------------------
 Supplemental Data:

--------------------------------------------------------------------
Net assets, end of year (in thousands) $248,454
--------------------------------------------------------------------
Portfolio turnover    44.61%

--------------------------------------------------------------------

                                                                                 Limited Maturity Portfolio

---------------------------------------------------------------------------------
                                                                    Class A#                                     Class B
                                                          ------------------------------------ -----------------------------------
                                                          For the Year Ended June 30,                  For the Year Ended June 30,
Increase (Decrease)                                       ------------------------------------ -----------------------------------
 in Net Asset Value:                                        2002      2001     2000     1999     2003     2002     2001     2000
-                                                         -------------------------------------------------------------------------
 Per Share Operating Performance:
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year $  10.06  $  9.86  $  9.92  $  9.97  $ 10.13  $ 10.06  $  9.86  $  9.92
-----------------------------------------------------------------------------------------------------------------------------------
Investment income -- net      .32      .38      .37      .37      .21+     .29      .35      .35
-----------------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investments -- net      .08      .20     (.06)    (.04)     .04      .07      .20     (.06)
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations      .40      .58      .31      .33      .25      .36      .55      .29
-----------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions:
 Investment income -- net     (.32)    (.38)    (.37)    (.37)    (.21)    (.29)    (.35)    (.35)
 In excess of realized gain on
 investments -- net       --       --       --     (.01)      --       --       --       --
-----------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions     (.32)    (.38)    (.37)    (.38)    (.21)    (.29)    (.35)    (.35)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year $  10.14  $ 10.06  $  9.86  $  9.92  $ 10.17  $ 10.13  $ 10.06  $  9.86
-----------------------------------------------------------------------------------------------------------------------------------
 Total Investment Return:*

-----------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share     3.99%    5.96%    3.20%    3.27%    2.51%    3.62%    5.69%    2.94%
-----------------------------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets:

-----------------------------------------------------------------------------------------------------------------------------------
Expenses, net of waiver      .56%     .54%     .50%     .53%     .78%     .82%     .80%     .76%
-----------------------------------------------------------------------------------------------------------------------------------
Expenses      .56%     .54%     .50%     .53%     .79%     .82%     .80%     .76%
-----------------------------------------------------------------------------------------------------------------------------------
Investment income -- net     3.13%    3.80%    3.72%    3.65%    2.10%    2.87%    3.55%    3.47%
-----------------------------------------------------------------------------------------------------------------------------------
 Supplemental Data:

-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) $140,744  $42,619  $39,090  $83,177  $83,886  $81,967  $31,480  $32,742
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover    74.74%   51.94%   51.42%   40.28%   44.61%   74.74%   51.94%   51.42%
-----------------------------------------------------------------------------------------------------------------------------------

                                                          --------

                                                          --------

Increase (Decrease)                                       --------
 in Net Asset Value:                                        1999
-                                                         --------
 Per Share Operating Performance:

------------------------------------------------------------------
Net asset value, beginning of year $  9.97
------------------------------------------------------------------
Investment income -- net     .34

------------------------------------------------------------------
Realized and unrealized gain (loss) on investments -- net    (.04)
------------------------------------------------------------------
Total from investment operations     .30
------------------------------------------------------------------
Less dividends and distributions:
 Investment income -- net    (.34)
 In excess of realized gain on
 investments -- net    (.01)
------------------------------------------------------------------
Total dividends and distributions    (.35)
------------------------------------------------------------------
Net asset value, end of year $  9.92
------------------------------------------------------------------
 Total Investment Return:*

------------------------------------------------------------------
Based on net asset value per share    3.01%
------------------------------------------------------------------
 Ratios to Average Net Assets:

------------------------------------------------------------------
Expenses, net of waiver     .78%
------------------------------------------------------------------
Expenses     .78%

------------------------------------------------------------------
Investment income -- net    3.39%

------------------------------------------------------------------
 Supplemental Data:

------------------------------------------------------------------
Net assets, end of year (in thousands) $42,930
------------------------------------------------------------------
Portfolio turnover   40.28%

------------------------------------------------------------------

# Prior to April 14, 2003, Class A shares were designated Class D. * Total investment returns exclude the effects of sales charges. + Based on average shares outstanding.



42  MERRILL LYNCH MUNICIPAL BOND FUND, INC.

--------------------------------------------------------------------------------



Increase (Decrease)
 in Net Asset Value:


 Per Share Operating Performance:

--------------------------------------------------
Net asset value, beginning of year
--------------------------------------------------
Investment income -- net

--------------------------------------------------
Realized and unrealized gain (loss) on
 investments -- net
--------------------------------------------------
Total from investment operations
--------------------------------------------------
Less dividends and distributions:
 Investment income -- net

 In excess of realized gain on investments -- net
--------------------------------------------------
Total dividends and distributions
--------------------------------------------------
Net asset value, end of year
--------------------------------------------------
 Total Investment Return:*

--------------------------------------------------
Based on net asset value per share
--------------------------------------------------
 Ratios to Average Net Assets:

--------------------------------------------------
Expenses, net of waiver
--------------------------------------------------
Expenses
--------------------------------------------------
Investment income -- net

--------------------------------------------------
 Supplemental Data:

--------------------------------------------------
Net assets, end of year (in thousands)
--------------------------------------------------
Portfolio turnover

--------------------------------------------------

                                                                                  Limited Maturity Portfolio

                                                  ---------------------------------------------------------------------------------
                                                                   Class C                                      Class I#
                                                  ----------------------------------------  ---------------------------------------
                                                         For the Year Ended June 30,                   For the Year Ended June 30,
Increase (Decrease)                               ----------------------------------------  ---------------------------------------
 in Net Asset Value:                                2003     2002    2001    2000    1999     2003      2002      2001      2000
 Per Share Operating Performance:

------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year $  10.09  $10.01  $ 9.82  $ 9.88  $ 9.94  $  10.13  $  10.05  $   9.85  $   9.91
------------------------------------------------------------------------------------------------------------------------------------
Investment income -- net     .19+     .29     .35     .34     .34       .27+      .34       .39       .38
------------------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on
 investments -- net      .06     .08     .19    (.06)   (.05)      .02       .08       .20      (.06)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations      .25     .37     .54     .28     .29       .29       .42       .59       .32
------------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions:
 Investment income -- net     (.21)   (.29)   (.35)   (.34)   (.34)     (.25)     (.34)     (.39)     (.38)
 In excess of realized gain on investments -- net       --      --      --      --    (.01)       --        --        --        --
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions     (.21)   (.29)   (.35)   (.34)   (.35)     (.25)     (.34)     (.39)     (.38)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year $  10.13  $10.09  $10.01  $ 9.82  $ 9.88  $  10.17  $  10.13  $  10.05  $   9.85
------------------------------------------------------------------------------------------------------------------------------------
 Total Investment Return:*

------------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share     2.52%   3.72%   5.59%   2.93%   2.89%     2.87%     4.10%     6.07%     3.31%
------------------------------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets:

------------------------------------------------------------------------------------------------------------------------------------
Expenses, net of waiver      .78%    .82%    .81%    .76%    .79%      .42%      .46%      .44%      .40%
------------------------------------------------------------------------------------------------------------------------------------
Expenses      .79%    .82%    .81%    .76%    .79%      .43%      .46%      .44%      .40%
------------------------------------------------------------------------------------------------------------------------------------
Investment income -- net     1.92%   2.91%   3.53%   3.46%   3.37%     2.44%     3.30%     3.91%     3.83%
------------------------------------------------------------------------------------------------------------------------------------
 Supplemental Data:

------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) $135,782  $1,596  $  602  $  308  $  437  $251,137  $204,936  $191,481  $215,421
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover    44.61%  74.74%  51.94%  51.42%  40.28%    44.61%    74.74%    51.94%    51.42%
------------------------------------------------------------------------------------------------------------------------------------

                                                  ---------

                                                  ---------

Increase (Decrease)                               ---------
 in Net Asset Value:                                1999
 Per Share Operating Performance:

-----------------------------------------------------------
Net asset value, beginning of year $   9.96
-----------------------------------------------------------
Investment income -- net      .37

-----------------------------------------------------------
Realized and unrealized gain (loss) on
 investments -- net     (.04)
-----------------------------------------------------------
Total from investment operations      .33
-----------------------------------------------------------
Less dividends and distributions:
 Investment income -- net     (.37)

 In excess of realized gain on investments -- net     (.01)
-----------------------------------------------------------
Total dividends and distributions     (.38)
-----------------------------------------------------------
Net asset value, end of year $   9.91
-----------------------------------------------------------
 Total Investment Return:*

-----------------------------------------------------------
Based on net asset value per share     3.37%
-----------------------------------------------------------
 Ratios to Average Net Assets:

-----------------------------------------------------------
Expenses, net of waiver      .43%
-----------------------------------------------------------
Expenses      .43%
-----------------------------------------------------------
Investment income -- net     3.75%

-----------------------------------------------------------
 Supplemental Data:

-----------------------------------------------------------
Net assets, end of year (in thousands) $261,970
-----------------------------------------------------------
Portfolio turnover    40.28%

-----------------------------------------------------------

# Prior to April 14, 2003, Class I shares were designated Class A. * Total investment returns exclude the effects of sales charges. + Based on average shares outstanding.



  MERRILL LYNCH MUNICIPAL BOND FUND, INC. 43

                                  [FLOW CHART]




  MERRILL LYNCH MUNICIPAL BOND FUND, INC.

                                    [Graphic] For More Information



Shareholder Reports

Additional information about each Portfolio's investments is available in the Fund's Annual and Semi-Annual Reports. In the Fund's Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. You may obtain these reports at no cost by calling 1-800-MER-FUND.

The Fund will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account, call your Merrill Lynch Financial Advisor or other financial intermediary or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and Merrill Lynch brokerage or mutual fund account number. If you have any questions, please call your Merrill Lynch Financial Advisor, or other financial intermediary or call the Transfer Agent at 1-800-MER-FUND.

Statement of Additional Information

The Statement of Additional Information contains further information about the Fund. The portions of the Statement of Additional Information relating to the Fund are incorporated by reference into (legally considered part of) this Prospectus. The portions of the Statement of Additional Information that do not relate to the Fund are not incorporated by reference, are not part of this Prospectus, and should not be relied on by investors in the Fund. You may request a free copy by writing the Fund at Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289 or by calling 1-800-MER-FUND.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. This information is also available on the SEC's Internet site at http://www.sec.gov and copies may be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from the information contained in this Prospectus.

Investment Company Act File #811-02688 Code #10051-10-03 /(C)/ Fund Asset Management, L.P.

[LOGO]

Merrill Lynch Investment Managers

Prospectus

October 14, 2003

Merrill Lynch Municipal Bond Fund, Inc.

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

www.mlim.ml.com

                       STATEMENT OF ADDITIONAL INFORMATION

                     MERRILL LYNCH MUNICIPAL BOND FUND, INC.

   P.O. Box 9011, Princeton, New Jersey 08543-9011. Phone No. (609) 282-2800

This Statement of Additional Information of Merrill Lynch Municipal Bond Fund, Inc. (the "Fund") is not a prospectus and should be read in conjunction with the Prospectus of the Fund, dated October 14, 2003, which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling 1-800-MER-FUND or by writing to the Fund at the above address. The Fund's Prospectus is incorporated by reference into this Statement of Additional Information, and Part I of this Statement of Additional Information and the portions of Part II of this Statement of Additional Information that relate to the Fund have been incorporated by reference into the Fund's Prospectus. The portions of Part II of this Statement of Additional Information that do not relate to the Fund do not form a part of the Fund's Statement of Additional Information, have not been incorporated by reference into the Fund's Prospectus and should not be relied upon by investors in the Fund. The Fund's audited financial statements are incorporated by reference into this Statement of Additional Information by reference to the Fund's 2003 Annual Report. You may request a copy of the Annual Report at no charge by calling 1-800-637-3863 between 8:30 a.m. and 5:30 p.m. Eastern time on any business day.

               FUND ASSET MANAGEMENT, L.P. - INVESTMENT ADVISER

                     FAM DISTRIBUTORS, INC. - DISTRIBUTOR

   The date of this Statement of Additional Information is October 14, 2003

Table Of Contents

Part I


      Investment Objectives and Policies I-1
      Investment Restrictions I-4
      Information on Officers and Directors I-6
      Management and Advisory Arrangements I-10
      Information on Sales Charges and Distribution Related Expenses I-12
      Computation of Offering Price I-15
      Portfolio Transactions and Brokerage I-16
      Fund Performance I-17
      Additional Information I-19

      Financial Statements I-19


Part II


             Risks and Considerations II-1
             Management and other Service Arrangements II-32
             Purchase of Shares II-34
             Redemption of Shares II-42
             Shareholder Services II-44
             Pricing of Shares II-48

             Portfolio Transactions and Brokerage Commissions II-50
             Dividends and Taxes II-53
             Performance Data II-57
             Proxy Voting Policies and Procedures II-59

             General Information II-61
             Appendix A A-1
             Appendix B B-1


   PART I: SPECIAL INFORMATION ABOUT MERRILL LYNCH MUNICIPAL BOND FUND, INC.

Part I of this Statement of Additional Information sets forth information about Merrill Lynch Municipal Bond Fund, Inc. (the "Fund"). The Fund is comprised of three separate Portfolios: the Insured Portfolio, the National Portfolio and the Limited Maturity Portfolio (each, a "Portfolio"). This Part I includes information about the Fund's Board of Directors, the advisory services provided to and the management fees paid by the Fund, performance data for the Fund, and information about other fees paid by and services provided to the Fund. This
Part I should be read in conjunction with the Fund's Prospectus and those portions of Part II of this Statement of Additional Information that pertain to the Fund.

I. Investment Objectives and Policies

The investment objective of the Fund is to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of each Portfolio. The Fund is comprised of three separate portfolios: Insured Portfolio, National Portfolio and Limited Maturity Portfolio, each of which is, in effect, a separate fund issuing its own shares. Each Portfolio seeks to achieve its objective by investing in a diversified portfolio of obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income tax (such obligations are herein referred to as "Municipal Bonds"). Municipal Bonds include general obligations bonds, revenue or special obligation bonds, industrial development bonds, variable rate demand notes, and short-term tax-exempt municipal obligations such as tax anticipation notes. Under normal circumstances, each Portfolio invests at least 80% of its net assets in Municipal Bonds. For this purpose, net assets include any borrowings for investment purposes. These are fundamental policies of each Portfolio and may not be changed without a vote of the majority of the outstanding shares of the Portfolio as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"). Each Portfolio may not purchase securities other than Municipal Bonds and certain temporary investments described below. The Fund is classified as diversified under the Investment Company Act. Each Portfolio currently contemplates that it will not invest more than 25% of its total assets (taken at market value) in Municipal Bonds whose issuers are located in the same state. There can be no assurance that the objective of any Portfolio can be attained.

While the Fund does not intend to realize taxable investment income, each Portfolio has the authority to invest as much as 20% of its assets on a temporary basis in taxable money market securities with remaining maturities not in excess of one year from the date of purchase ("Temporary Investments") for liquidity purposes or as a temporary investment of cash pending investment of such cash in Municipal Bonds. In addition, the Fund reserves the right to invest temporarily a greater portion of its assets in Temporary Investments for defensive purposes, when, in the judgment of Fund Asset Management, L.P. (the "Investment Adviser" or "FAM"), market conditions warrant. Temporary Investments consist of U.S. Government securities, U.S. Government Agency securities, domestic bank certificates of deposit and bankers' acceptances, short-term corporate debt securities such as commercial paper and repurchase agreements. From time to time, the Fund may realize capital gains that will constitute taxable income.

Each Portfolio may invest in certain tax-exempt securities that are classified as "private activity bonds," which may subject certain investors to an alternative minimum tax.

Certain instruments in which the Fund may invest may be characterized as derivative instruments. The Insured Portfolio, the National Portfolio and the Limited Maturity Portfolio are authorized to engage in transactions in financial futures contracts and options thereon only for hedging purposes. Each Portfolio is also authorized to invest in indexed and inverse floating rate obligations and swap agreements both for hedging purposes and to enhance income.

Investment Policies of the Portfolios

Each Portfolio pursues its investment objective through the separate investment policies described below. These policies differ with respect to the maturity and quality of portfolio securities in which a Portfolio may invest, and these policies can be expected to affect the yield on each Portfolio and the degree of market, financial and interest rate risk to which the Portfolio is subject. Generally, Municipal Bonds with longer maturities tend to produce higher yields and are subject to greater market fluctuations as a result of changes in interest rates ("interest rate risk") than are Municipal Bonds with shorter maturities. In addition, lower rated Municipal Bonds generally will provide a higher yield than higher rated Municipal Bonds of similar maturity but are also generally subject to greater market risk and to a greater degree of risk with respect to the ability of the issuer to meet its principal and interest obligations ("credit risk"). A Portfolio's net asset value may fall when interest rates rise and rise when interest rates fall. Because of its emphasis on investments in Municipal Bonds, each Portfolio should be considered as a means of diversifying an investment portfolio and not in itself a balanced investment plan.

Insured Portfolio

The Insured Portfolio invests at least 80% of its assets in investment grade Municipal Bonds that are covered by portfolio insurance guaranteeing the timely payment of principal at maturity and interest when due. Although it invests primarily in insured Municipal Bonds, the Portfolio may invest its uninvested cash balances in uninsured municipal money market securities. Investment grade Municipal Bonds are those rated at the date of purchase in the four highest rating categories of Standard & Poor's ("S&P") (AAA, AA, A and BBB), Fitch Ratings ("Fitch") (AAA, AA, A and BBB) or Moody's Investors Services, Inc. ("Moody's) (Aaa, Aa, A and Baa) in the case of long-term debt, rated MIG 1 through MIG 3 by Moody's, rated F-1+ through F-3 by Fitch, or rated SP-1 through SP-2 by S&P in the case of short-term notes, and rated P-1 or P-2 in the case of Moody's, rated F-1+ through F-3 by Fitch or A-1 through A-3 by S&P in the case of tax-exempt commercial paper. Depending on market conditions, it is expected that Municipal Bonds with maturities beyond five years will comprise a major portion of this Portfolio. See Appendix B -- "Insurance on Portfolio Securities" to this Statement of Additional Information for more information.

The Insured Portfolio will invest in Municipal Bonds that, at the time of purchase, either (1) are insured under an insurance policy obtained by the issuer thereof or any other party or (2) are insured under an insurance policy purchased by the Fund. Such policies may only be purchased from an insurance carrier ("eligible insurance carrier") meeting the criteria of the Fund set forth below. The Fund has purchased from eligible insurance carriers, such as AMBAC Assurance Corporation ("AMBAC"), Municipal Bond Investors Assurance Corporation ("MBIA"), Financial Guaranty Insurance Company ("FGIC") and Financial Security Assurance Inc. ("FSA"), separate Mutual Fund Insurance Policies (the "Policies"), each of which guarantees the timely payment of principal and interest on specified eligible Municipal Bonds purchased by the Insured Portfolio ("Insured Municipal Bonds"). Consequently, some of the Insured Municipal Bonds in the Insured Portfolio may be insured by AMBAC, while others may be insured by MBIA, FGIC, FSA or another eligible insurance carrier. The Policies generally have the same characteristics and features. A Municipal Bond is eligible for coverage if it meets certain requirements of the insurance company set forth in a Policy. In the event interest or principal on an Insured Municipal Bond is not paid when due, AMBAC, MBIA, FGIC or FSA (depending on which Policy covers the bond) is obligated under its Policy to make payment not later than 30 days after it has been notified by, and provided with documentation from, the Fund that such nonpayment has occurred. The insurance feature reduces financial risk, but the cost thereof and the restrictions on investments imposed by the guidelines in the insurance policy may reduce the yield to shareholders.

The Policies guarantee the payment of principal at maturity and interest on Municipal Bonds that are purchased by the Insured Portfolio at a time when they are eligible for insurance. Municipal Bonds are eligible for insurance if they are, at the time of purchase by the Insured Portfolio, identified separately or by category in qualitative guidelines furnished by AMBAC, MBIA, FGIC or FSA and are in compliance with the aggregate limitations on amounts set forth in such guidelines. AMBAC, MBIA, FGIC and/or FSA may withdraw particular securities from the classifications of securities eligible for insurance while continuing to insure previously acquired bonds of such ineligible issues so long as they remain in the Insured Portfolio and may limit the aggregate amount of each issue or category of municipal securities thereof. The restrictions on investment imposed by the eligibility requirement of the Policies may reduce the yield of the Insured Portfolio.

The Policies will be effective only as to Insured Municipal Bonds beneficially owned by the Insured Portfolio. In the event of a sale of any Municipal Bonds held by the Insured Portfolio, the issuer of the relevant Policy is liable only for those payments of interest and principal that are then due and owing. The Policies do not guarantee the market value of the Insured Municipal Bonds or the value of the shares of the Insured Portfolio. It is the intention of the Insured Portfolio to retain any Insured Municipal Bonds that are in default or in significant risk of default and to place a value on the insurance, which ordinarily will be the difference between the market value of the defaulted security and the market value of similar securities that are not in default. In certain circumstances, however, Portfolio management may determine that an alternate value for the insurance, such as the difference between the market value of the defaulted security and its par value, is more appropriate. As the result of the value placed on the insurance with respect to securities held in the Insured Portfolio that were in default at the end of the Fund's last fiscal year, such Insured Municipal Bonds were effectively valued at par. The Insured Portfolio's ability to manage its portfolio will be limited to the extent it holds defaulted Insured Municipal Bonds, which may limit its ability in certain circumstances to purchase other Municipal Bonds.

AMBAC, MBIA, FGIC and FSA or such other eligible insurance carrier may not withdraw coverage on securities insured by their Policies and held by the Insured Portfolio so long as they remain in the Insured Portfolio. AMBAC, MBIA, FGIC and FSA, among others, may not cancel their Policies for any reason except failure to pay premiums when due. AMBAC and FSA have reserved the right at any time upon written notice to the Fund to refuse to insure any additional Municipal Bonds purchased by the Insured Portfolio after the effective date of such notice. The Board of Directors of the Fund has reserved the right to terminate any of the Policies if it determines that the benefits to the Insured Portfolio of having its portfolio insured are not justified by the expense involved.

The premiums for the Policies are paid by the Insured Portfolio and the yield on the Portfolio is reduced thereby. The Investment Adviser estimates that the cost of insurance on bonds currently in the Portfolio will range from approximately ..05% to .40% of the Portfolio's average net assets during the upcoming year. The estimate is based on the expected composition of the Portfolio.

National Portfolio

The National Portfolio may invest in Municipal Bonds rated in any rating category or unrated Municipal Bonds, with maturities beyond five years. The Investment Adviser considers ratings as one of several factors in its independent credit analysis of issuers. This Portfolio normally can be expected to offer the highest yields of the three Portfolios, but also be subject to the highest market and financial risks.

The investment policies of the National Portfolio are not governed by specific rating categories. The National Portfolio may invest in Municipal Bonds rated in any rating category or unrated Municipal Bonds. The Portfolio will usually invest in Municipal Bonds having a maturity of five years or longer. Portfolio management will choose Municipal Bond investments that it believes offer a relatively high potential for total return relative to their total risk. Although the Portfolio's investment policies are not governed by specific rating categories, Portfolio management does not presently intend to invest more than 35% of the Portfolio's assets in Municipal Bonds rated below investment grade (below BBB by S&P or Fitch or below Baa by Moody's) or unrated Municipal Bonds that Portfolio management believes are of comparable quality. These lower-rated obligations are commonly known as "junk bonds." Junk bonds have a high level of financial risk and there is a greater potential for the Portfolio to lose income and principal on these investments. The 35% limitation on junk bond investments reflects only the present intention of Portfolio management, and may be changed by the Board of Directors of the Fund without shareholder approval. Therefore, it is possible that the Portfolio could invest up to 100% of its assets in junk bonds. Because investment in medium to lower rated Municipal Bonds entails relatively greater risks of loss of income or principal than an investment in higher rated securities, an investment in the National Portfolio may not be appropriate for all investors. Investors should consider these risks before investing.

Limited Maturity Portfolio

The Limited Maturity Portfolio invests primarily in a portfolio of short-term investment grade Municipal Bonds. Municipal Bonds in the Limited Maturity Portfolio will be either Municipal Bonds with a remaining maturity of less than four years or short-term municipal notes, which typically are issued with a maturity of not more than one year. The Limited Maturity Portfolio will treat Municipal Bonds that it has the option to require the issuer to redeem within four years as having a remaining maturity of less than four years, even if the period to the stated maturity date of such Bonds is greater than four years. Municipal notes include tax anticipation notes, bond anticipation notes and revenue anticipation notes. The Limited Maturity Portfolio may generally be expected to offer a lower yield than the other Portfolios. Interest rates on short-term Municipal Bonds may fluctuate more widely from time to time than interest rates on longer term Municipal Bonds. However, because of the shorter maturities, the market value of the Municipal Bonds held by the Limited Maturity Portfolio may generally be expected to fluctuate less as a result of changes in prevailing interest rates.

The Limited Maturity Portfolio will invest primarily in Municipal Bonds rated at the date of purchase in the four highest rating categories by S&P (AAA, AA, A and BBB), Fitch (AAA, AA, A and BBB) or Moody's (Aaa, Aa, A and Baa) in the case of long-term debt, rated by Moody's as MIG 1 through MIG 3, F-1+ through F-3 by Fitch, or rated SP-1+ through SP-2 by S&P in the case of short-term tax-exempt notes, and rated by Moody's P-1 through P-2, F-1+ through F-3 by Fitch or rated A-1+ through A-3 by S&P in the case of tax-exempt commercial paper. The Limited Maturity Portfolio will primarily invest in other Municipal Bonds deemed to qualify for such ratings and in variable rate tax-exempt demand notes. Securities rated in the lowest of these categories are considered to have some speculative characteristics. The Limited Maturity Portfolio may continue to hold securities that, after being purchased by the Portfolio, are downgraded to a rating lower than those set forth above.

II. Investment Restrictions

The Fund has adopted restrictions and policies relating to the investment of each Portfolio's assets and its activities. Certain of the restrictions are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). The Fund has also adopted certain non-fundamental investment restrictions, which may be changed by the Board of Directors without shareholder approval.

Set forth below are the Fund's fundamental and non-fundamental investment restrictions. Unless otherwise provided, all references below to the assets of a Portfolio are in terms of current market value.

Under the Fund's fundamental investment restrictions, each Portfolio may not:

1. Make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act.

2. Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

3. Make investments for the purpose of exercising control or management.

4. Purchase or sell real estate, except that, to the extent permitted by applicable law, each Portfolio of the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

5. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that each Portfolio of the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time.

6. Issue senior securities to the extent such issuance would violate applicable law.

7. Borrow money, except that (i) each Portfolio of the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) each Portfolio of the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) each Portfolio of the Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) each Portfolio of the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

8. Underwrite securities of other issuers except insofar as a Portfolio of the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act"), in selling portfolio securities.

9. Purchase or sell commodities or contracts on commodities, except to the extent that a Portfolio of the Fund may do so in accordance with applicable law and the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

Under the Fund's non-fundamental investment restrictions, each Portfolio may not:

a. Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12 (d)(1)(F) or (G) (the "fund of funds" provisions) of the Investment Company Act, at any time its shares are owned by another investment company that is part of the same group of investment companies as the Fund.

b. Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales, except short sales "against the box."

c. Invest in securities that cannot be readily resold because of legal or contractual restrictions or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total net assets would be invested in such securities. This restriction shall not apply to securities that mature within seven days or securities that the Board of Directors of the Fund has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act (a "Rule 144A Security") and determined to be liquid by the Fund's Board of Directors are not subject to the limitations set forth in this investment restriction.

d. Notwithstanding fundamental investment restriction (7) above, the Fund currently does not intend to borrow amounts in any Portfolio in excess of 10% of the total assets of such Portfolio, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. In addition, the Fund will not purchase securities while borrowings are outstanding.

e. With respect to the Insured Portfolio, change its policy of investing at least 80% of its assets in municipal bonds that are covered by insurance without providing shareholders with at least 60 days' prior written notice of such change.

If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

For purposes of investment restriction (2) above, industry means any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices, and/or as defined by Fund management.

III. Information on Officers and Directors

The Board of Directors of the Fund consists of eight individuals, seven of whom are not "interested persons" of the Fund as defined in the Investment Company Act (the "non-interested Directors"). The Directors are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

Each non-interested Director is a member of the Fund's Audit and Oversight Committee (the "Committee"). The principal responsibilities of the Committee are the appointment, compensation and oversight of the Fund's independent accountants, including the resolution of disagreements regarding financial reporting between Fund management and such independent accountants. The Committee's responsibilities include, without limitation, to (i) review with the independent accountants the arrangements for and scope of annual and special audits and any other services provided by the independent accountants to the Fund; (ii) discuss with the independent accountants certain matters relating to the Fund's financial statements, including any adjustment to such financial statements recommended by such independent accountants or any other results of any audit; (iii) ensure that the independent accountants submit on a periodic basis a formal written statement with respect to their independence, discuss with the independent accountants any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund's independent accountants and recommend that the Board take appropriate action in response thereto to satisfy itself of the independent accountants' independence; and (iv) consider the comments of the independent accountants with respect to the quality and adequacy of the Fund's accounting and financial reporting policies and practices and internal controls and Fund management's responses thereto. The Board of each Fund has adopted a written charter for the Committee. The Committee also reviews and nominates candidates to serve as non-interested Directors. The Committee generally will not consider nominees recommended by shareholders. The Committee has retained independent legal counsel to assist it in connection with these duties. The Committee met four times during the fiscal year ended June 30, 2003.

   Biographical Information

Certain biographical and other information relating to the non-interested Directors of the Fund is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by FAM and its affiliate, Merrill Lynch Investment Managers, L.P. ("MLIM") ("MLIM/FAM-advised funds"), and other public directorships.


                                          Term of                                                   Number of
                           Position(s)   Office**                                                   MLIM/FAM-
Name, Address* and          Held with  and Length of          Principal Occupation(s)           Advised Funds and
Age of Director             the Fund    Time Served           During Past Five Years           Portfolios Overseen
------------------         ----------- -------------- ---------------------------------------- -------------------
Ronald W. Forbes (63)       Director   Director since Professor Emeritus of Finance School of   48 registered
                                       1977           Business, State University of New York    investment
                                                      at Albany since 2000 and professor        companies
                                                      thereof from 1989 to 2000; International  consisting of 49
                                                      Consultant, Urban Institute, Washington,  portfolios
                                                      D.C. from 1995 to 1999.

Cynthia A. Montgomery (51)  Director   Director since Professor, Harvard Business School since  48 registered
                                       1994           1989; Associate Professor, J.L. Kellogg   investment
                                                      Graduate School of
                                                      Management, companies
                                                      Northwestern University
                                                      from 1985 to consisting of
                                                      49 1989; Associate
                                                      Professor, Graduate
                                                      portfolios School of
                                                      Business Administration,
                                                      University of Michigan
                                                      from 1979 to 1985.


        Principal Occupation(s)              Public
        During Past Five Years            Directorships
---------------------------------------- ---------------
Professor Emeritus of Finance School of None Business, State University
of New York at Albany since 2000 and professor thereof from 1989 to 2000;
International Consultant, Urban Institute, Washington, D.C. from 1995 to 1999.

Professor, Harvard Business School since UnumProvident
1989; Associate Professor, J.L. Kellogg  Corporation
Graduate School of Management,           (insurance
Northwestern University from 1985 to     products);
1989; Associate Professor, Graduate      Newell
School of Business Administration,       Rubbermaid
University of Michigan from 1979 to      Inc.
1985.                                    (manufacturing)


                                       Term of                                                 Number of
                        Position(s)   Office**                                                 MLIM/FAM-
Name, Address* and       Held with  and Length of         Principal Occupation(s)          Advised Funds and
Age of Director          the Fund    Time Served          During Past Five Years          Portfolios Overseen
------------------      ----------- -------------- -------------------------------------- -------------------
Charles C. Reilly (72)   Director   Director since Self-employed financial consultant      48 registered
                                    1990           since 1990; President and Chief         investment
                                                   Investment Officer of Verus Capital,    companies
                                                   Inc. from 1979 to 1990; Senior Vice     consisting of 49
                                                   President of Arnhold and S.             portfolios
                                                   Bleichroeder, Inc. from 1973 to 1990;
                                                   Adjunct Professor, Columbia
                                                   University Graduate School of
                                                   Business from 1990 to 1991; Adjunct
                                                   Professor, Wharton School,
                                                   University of Pennsylvania from 1989
                                                   to 1990; Partner, Small Cities Cable
                                                   Television from 1986 to 1997.

Kevin A. Ryan (71)       Director   Director since Founder and currently Director          48 registered
                                    1992           Emeritus of the Boston University       investment
                                                   Center for the Advancement of Ethics    companies
                                                   and Character and Director thereof      consisting of 49
                                                   from 1989 to 1999; Professor from       portfolios
                                                   1982 to 1999 and currently Professor
                                                   Emeritus of Education of Boston
                                                   University; formerly taught on the
                                                   faculties of The University of
                                                   Chicago, Stanford University and
                                                   Ohio State University.

Roscoe S. Suddarth (68)  Director   Director since President, Middle East Institute, from  48 registered
                                    2000           1995 to 2001; Foreign Service           investment
                                                   Officer, United States Foreign          companies
                                                   Service, from 1961 to 1995; Career      consisting of 49
                                                   Minister, from 1989 to 1995; Deputy     portfolios
                                                   Inspector General, U.S. Department
                                                   of State, from 1991 to 1994; U.S.
                                                   Ambassador to the Hashemite
                                                   Kingdom of Jordan, from 1987 to
                                                   1990.

Richard R. West (65)     Director   Director since Professor of Finance since 1984,        48 registered
                                    1981           Dean from 1984 to 1993 and              investment
                                                   currently Dean Emeritus of New          companies
                                                   York University Leonard N. Stern        consisting of 49
                                                   School of Business Administration.      portfolios

Edward D. Zinbarg (68)   Director   Director since Self-employed financial consultant      48 registered
                                    2000           since 1994; Executive Vice President    investment
                                                   of the Prudential Insurance
                                                   Company companies of America
                                                   from 1988 to 1994; consisting
                                                   of 49 Former Director of
                                                   Prudential portfolios
                                                   Reinsurance Company and
                                                   former Trustee of the
                                                   Prudential Foundation.


       Principal Occupation(s)                Public
       During Past Five Years              Directorships

-------------------------------------- ---------------------
Self-employed financial consultant     None
since 1990; President and Chief
Investment Officer of Verus Capital,
Inc. from 1979 to 1990; Senior Vice
President of Arnhold and S.
Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor, Columbia University
Graduate School of Business from 1990 to 1991; Adjunct Professor, Wharton
School, University of Pennsylvania from 1989 to 1990; Partner, Small Cities
Cable Television from 1986 to 1997.

Founder and currently Director         None
Emeritus of the Boston University
Center for the Advancement of Ethics
and Character and Director thereof
from 1989 to 1999; Professor from
1982 to 1999 and currently Professor
Emeritus of Education of Boston
University; formerly taught on the
faculties of The University of
Chicago, Stanford University and
Ohio State University.

President, Middle East Institute, from None 1995 to 2001; Foreign Service
Officer, United States Foreign Service, from 1961 to 1995; Career Minister, from
1989 to 1995; Deputy Inspector General, U.S. Department of State, from 1991 to
1994; U.S. Ambassador to the Hashemite Kingdom of Jordan, from 1987 to 1990.

Professor of Finance since 1984,       Bowne & Co., Inc.
Dean from 1984 to 1993 and             (financial printers);
currently Dean Emeritus of New         Vornado Operating
York University Leonard N. Stern       Company (real
School of Business Administration.     estate company);
                                       Vornado Realty
                                       Trust (real estate);
                                       Alexander's, Inc.
                                       (real estate
                                       company)

Self-employed financial consultant     None
since 1994; Executive Vice President
of the Prudential Insurance Company

of America from 1988 to 1994; Former Director of Prudential Reinsurance Company and former Trustee of the Prudential Foundation.


--------
* The address of each non-interested Director is P.O. Box 9095, Princeton, New Jersey 08543-9095.
** Each Director serves until his or her successor is elected and qualified, until December 31 of the year in which he or she turns 72, or until his or her death, resignation, or removal as provided in the Fund's by-laws, charter or by statute.

Certain biographical and other information relating to the Director who is an officer and an "interested person" of the Fund as defined in the Investment Company Act (the "interested Director") and to the other officers of the Fund is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in MLIM/FAM-advised funds and public directorships held.


                                          Term of                                                      Number of
                            Position(s) Office** and                                                   MLIM/FAM-
                             Held with   Length of              Principal Occupation(s)            Advised Funds and
Name, Address* and Age       the Fund   Time Served             During Past Five Years            Portfolios Overseen
----------------------      ----------- ------------- ------------------------------------------- -------------------
Terry K. Glenn***(63)       President   President**** President and Chairman of the MLIM/           122 registered
                            And         and Director  FAM-advised funds since 1999; Chairman        investment
                            Director    since 1999    (Americas Region) of MLIM from 2000 to        companies
                                                      2002; Executive Vice President of MLIM        consisting of
                                                      and FAM (which terms as used herein           163 portfolios
                                                      include their corporate predecessors) from
                                                      1983 to 2002; President of FAM
                                                      Distributors, Inc. ("FAMD") from 1986 to
                                                      2002 and Director thereof from 1991 to
                                                      2002; Executive Vice President and
                                                      Director of Princeton Services, Inc.
                                                      ("Princeton Services") from 1993 to 2000;
                                                      President of Princeton Administrators, L.P.
                                                      from 1988 to 2002; Director of Financial
                                                      Data Services, Inc. from 1985 to 2002.

Kenneth A. Jacob (52)       Senior      Senior Vice   Managing Director of MLIM since 2000;         39 registered
                            Vice        President     First Vice President of MLIM from 1997 to     investment
                            President   since 2002    2000; Vice President of MLIM from 1984        companies
                                                      to 1997; Vice President of the Investment     consisting of
                                                      Adviser since 1984.                           51 portfolios

John Loffredo (39)          Senior      Senior Vice   Managing Director of MLIM since 2000;         39 registered
                            Vice        President     First Vice President of MLIM from 1997 to     investment
                            President   since 2002    2000; Vice President of MLIM from 1991        companies
                                                      to 1997; Portfolio Manager of the             consisting of
                                                      Investment Adviser since 1997.                51 portfolios

Peter J. Hayes (43)         Vice        Vice          Managing Director of MLIM since 1997;         3 registered
                            President   President     Vice President of MLIM from 1994 to           investment
                            and         since 1997    1997.                                         companies
                            Portfolio                                                               consisting of

                            Manager of                                                              2 portfolios
                            Limited
                            Maturity
                            Portfolio

Robert A. DiMella, CFA (36) Vice        Vice          Director of MLIM since 2002; Vice             5 Registered
                            President   President     President of MLIM from 1997 to 2002;          Investment
                            and         since 1997    Assistant Vice President of MLIM from         Companies
                            Portfolio                 1995 to 1997.                                 consisting of
                            Manager of                                                              5 portfolios
                            Insured
                            Portfolio

Walter O'Connor (40)        Vice        Vice          Director (Municipal Tax-Exempt) of MLIM       6 Registered
                            President   President     since 1997; Vice President of MLIM from       Investment
                            and         since 1997    1993 to 1997; Assistant Vice President of     Companies
                            Portfolio                 MLIM from 1991 to 1993.                       consisting of
                            Manager of                                                              6 portfolios
                            National
                            Portfolio

          Principal Occupation(s)              Public
          During Past Five Years            Directorships

------------------------------------------- -------------
President and Chairman of the MLIM/ None FAM-advised funds since 1999;
Chairman (Americas Region) of MLIM from 2000 to 2002; Executive Vice President of MLIM and FAM (which terms as used herein include their corporate predecessors) from 1983 to 2002; President of FAM Distributors, Inc. ("FAMD")
from 1986 to 2002 and Director thereof from 1991 to 2002; Executive Vice
President and Director of Princeton Services, Inc. ("Princeton Services") from
1993 to 2000; President of Princeton Administrators, L.P. from 1988 to 2002;
Director of Financial Data Services, Inc. from 1985 to 2002.

Managing Director of MLIM since 2000;           None

First Vice President of MLIM from 1997 to 2000; Vice President of MLIM from 1984 to 1997; Vice President of the Investment Adviser since 1984.

Managing Director of MLIM since 2000; None First Vice President of MLIM from
1997 to 2000; Vice President of MLIM from 1991 to 1997; Portfolio Manager of the
Investment Adviser since 1997.

Managing Director of MLIM since 1997; None Vice President of MLIM from 1994 to
1997.

Director of MLIM since 2002; Vice None President of MLIM from 1997 to 2002;
Assistant Vice President of MLIM from 1995 to 1997.

Director (Municipal Tax-Exempt) of MLIM None since 1997; Vice President of MLIM from 1993 to 1997; Assistant Vice President of MLIM from 1991 to 1993.



                                                                                                Number of

                       Position(s) Term of Office** MLIM/FAM- Held with and
                        Length of Principal Occupation(s) Advised Funds and
                        Public

Name, Address* and Age  the Fund     Time Served           During Past Five Years          Portfolios Overseen Directorships
---------------------- ----------- ---------------- -------------------------------------- ------------------- -------------
Donald C. Burke (43)    Vice       Vice President   First Vice President of FAM and         121 registered         None
                        President  since 1993 and   MLIM since 1997 and Treasurer           investment
                        And        Treasurer since  thereof since 1999; Senior Vice         companies
                        Treasurer  1999             President and Treasurer of Princeton    consisting of 162
                                                    Services since 1999; Vice
                                                    President of portfolios FAMD
                                                    since 1999; Vice President
                                                    of FAM and MLIM from 1990 to
                                                    1997; Director of Taxation
                                                    of MLIM since 1990.

Brian D. Stewart (34)   Secretary  Secretary since  Vice President of MLIM since 2002;      39 registered          None
                                   2003             Attorney associated with Reed Smith     investment
                                                    LLP from 2001 to 2002; Attorney         companies
                                                    associated with Saul Ewing LLP from     consisting of 53
                                                    1999 to 2001.                           portfolios

--------
*   The address for each officer is P.O. Box 9011, Princeton, New Jersey
    08543-9011.
** Elected by and serves at the pleasure of the Board of Directors of the Fund. *** Mr. Glenn is an "interested person," as defined in the Investment Company
    Act, of the Fund based on his former positions with MLIM, FAM, FAMD, Princeton Services and Princeton Administrators, L.P.

****As a Director, Mr. Glenn serves until his successor is elected and qualified, until December 31 of the year in which he turns 72 or, until his death or resignation, or removal as provided in the Fund's by-laws or charter or by statute.

   Share Ownership

Information relating to each Director's share ownership in the Fund and in all registered funds in the Merrill Lynch family of funds that are overseen by the respective Director ("Supervised Merrill Lynch Funds") as of December 31, 2002 is set forth in the chart below.


                          Aggregate Dollar Range Aggregate Dollar Range of Securities in

Name                      of Equity in the Fund      Supervised Merrill Lynch Funds
----                      ---------------------- ---------------------------------------
Interested Director:

   Terry K. Glenn          None                      Over $100,000
Non-Interested Directors:
   Ronald W. Forbes   $10,001 to $50,000               Over $100,000

   Cynthia A. Montgomery.          None                     $50,001-$100,000
   Charles C. Reilly          None                      Over $100,000
   Kevin A. Ryan          None                      Over $100,000
   Roscoe S. Suddarth          None                      Over $100,000
   Richard R. West          None                      Over $100,000
   Edward D. Zinbarg     Over $100,000                  Over $100,000

As of September 26, 2003 the Directors and Officers of the Fund as a group owned an aggregate of less than 1% of the outstanding shares of the Fund. As of December 31, 2002, none of the non-interested Directors of the Fund or their immediate family members owned beneficially or of record any securities in Merrill Lynch & Co., Inc. ("ML & Co.").

   Compensation of Directors

The Fund pays each non-interested Director a combined fee of $5,900 per year for service on the Board and the Committee plus $200 per in-person Board meeting attended and $200 per in-person Committee meeting attended. Each Co-Chairman of the Committee receives an additional fee of $1,000 per year. The Fund reimburses each non-interested Director for his or her out-of-pocket expenses relating to attendance at Board and Committee meetings.

The following table shows the compensation earned by the non-interested Directors for the fiscal year ended June 30, 2003 and the aggregate compensation paid to them by all MLIM/FAM-advised funds for the calendar year ended December 31, 2002.


                                                                       Aggregate
                                                                    Compensation

                                            Pension or         from Fund
                                        Retirement Benefits    and Other

                           Compensation Accrued as Part of     MLIM/FAM-
     Name                   from Fund      Fund Expense     Advised Funds**
     ----                  ------------ ------------------- ---------------
     Ronald W. Forbes*    $8,500           None            $308,400
     Cynthia A. Montgomery    $7,500           None            $266,400
     Charles C. Reilly*    $8,500           None            $308,400
     Kevin A. Ryan    $7,500           None            $266,400
     Roscoe S. Suddarth    $7,500           None            $266,400
     Richard R. West    $7,500           None            $275,400
     Edward D. Zinbarg    $7,500           None            $266,400

--------
*  Co-Chairman of the Committee.

** For the number of MLIM/FAM-advised funds from which each Director receives compensation, see the table beginning on page I-6.

IV. Management and Advisory Arrangements

Pursuant to the investment advisory agreement between Fund Asset Management, L.P., a subsidiary of ML & Co., and the Fund (the "Investment Advisory Agreement"), FAM acts as the investment adviser for the Fund and provides the Fund with management services.

As compensation for its services to the Portfolios, the Investment Adviser receives at the end of each month a fee with respect to each Portfolio. The fee for each Portfolio is determined based on the annual advisory fee rates for that Portfolio set forth in the table below. These fee rates are applied to the average daily net assets of each Portfolio, with the reduced rates shown below applicable to portions of the assets of each Portfolio to the extent that the aggregate average daily net assets of the three combined Portfolios exceeds $250 million, $400 million, $550 million and $1.5 billion (each such amount being a "breakpoint level"). The portion of the assets of a Portfolio to which the rate at each breakpoint level applies will be determined on a "uniform percentage" basis. The uniform percentage applicable to a breakpoint level is determined by dividing the amount of the aggregate average daily net assets of the three combined Portfolios that falls within that breakpoint level by the aggregate average daily net assets of the three combined Portfolios. The amount of the fee for a Portfolio at each breakpoint level is determined by multiplying the average daily net assets of that Portfolio by the uniform percentage applicable to that breakpoint level and multiplying the product by the advisory fee rate.


                                                               Advisory Fee Rate

                                                         ----------------------------
                                                                              Limited

Aggregate of average daily net assets                     Insured  National  Maturity
Of the three combined Portfolios                         Portfolio Portfolio Portfolio
-------------------------------------                    --------- --------- ---------
Not exceeding $250 million    0.40%     0.50%     0.40%
In excess of $250 million but not exceeding $400 million   0.375%    0.475%    0.375%
In excess of $400 million but not exceeding $550 million   0.375%    0.475%    0.350%
In excess of $550 million but not exceeding $1.5 billion   0.375%    0.475%    0.325%
In excess of $1.5 billion   0.350%    0.475%    0.325%

   The table below sets forth information about the total advisory fees paid by each Portfolio to FAM for the periods indicated.


                                              Advisory Fees

                                     --------------------------------
                                                                         Limited

                                      Insured   National   Maturity
          Fiscal Year Ended June 30, Portfolio  Portfolio  Portfolio

          -------------------------- ---------- ---------- ----------
                     2003 $4,630,741 $5,902,334 $1,962,052
                     2002 $4,695,844 $4,853,493 $1,117,531
                     2001 $4,865,278 $5,011,968 $  922,155

In connection with its consideration of the Investment Advisory Agreement and its ongoing review of Fund performance, the Board reviewed information derived from a number of sources and covering a range of issues. The Board considered the services provided to the Fund by the Investment Adviser under the Investment Advisory Agreement, as well as other services provided by the Investment Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to investment advisory services, the Investment Adviser and its affiliates provide administrative services, shareholder services, oversight of fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund. The Board also considered the Investment Adviser's costs of providing services, and the direct and indirect benefits to the Investment Adviser from its relationship with the Fund. The benefits considered by the Board included not only the Investment Adviser's compensation for investment advisory services under the Investment Advisory Agreement, and the Fund's profitability to the Investment Adviser, but also compensation paid to the Investment Adviser or its affiliates for other non-advisory services provided to the Fund. The Board compared the Fund's advisory fee rate, expense ratios and historical performance to those of comparable funds. The Board took into account the various services provided to the Fund by the Investment Adviser and its affiliates, as well as the services required to manage portfolios of municipal securities of varying maturity and quality from across the United States, including the need to perform independent credit analysis on the issuers and, where applicable, the insurers of the obligations on an ongoing basis. The Board noted that advisory fee rate for Insured Portfolio and Limited Maturity Portfolio each was the lowest in its category, while that of the National Portfolio was below median, and that each Portfolio's overall operating expenses were at or below median. The Board also reviewed each Portfolio's historical performance in comparison to other funds in their respective categories. The Board concluded that the advisory fee rate and other expenses compared well with those of other, similar funds. Based on the information reviewed and their discussions, the Board, including a majority of the non-interested Directors, concluded that the advisory fee rate was reasonable in relation to the services provided.

The Board considered whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in any economies of scale that the Investment Adviser may experience as a result of growth in the Fund's assets. The Board determined that the current advisory fee structure, which is based on the Fund's total assets across all the Portfolios, already allows the Fund to participate in such economies of scale. The non-interested Directors were represented by independent counsel who assisted them in their deliberations.

   Transfer Agency Services

The table below sets forth information about the total amounts paid by the Fund to the transfer agent for the periods indicated:


                                                                         Limited

                                        Insured  National  Maturity

            Fiscal Year Ended June 30, Portfolio Portfolio Portfolio

            -------------------------- --------- --------- ---------
                       2003 $480,081  $605,922  $136,497
                       2002 $551,141  $553,535  $ 73,557
                      2001* $436,170  $445,860  $ 61,578

--------
* During the fiscal year ended June 30, 2001, the Fund paid fees to the transfer agent at lower rates than the ones currently in effect. If the current rates had been in effect for the period shown, the fees paid would have been higher. The current rates became effective on July 1, 2001.

   Accounting Services

The table below shows the amounts paid by the Fund to State Street Bank and Trust Company ("State Street") and to the Investment Adviser for accounting services for the periods indicated:


                                                      Paid to the
                                           Paid to    Investment

              Fiscal Year Ended June 30, State Street   Adviser

              -------------------------- ------------ -----------
                         2003   $849,822    $ 78,014
                         2002   $798,399    $103,743
                         2001   $362,706*   $265,020

--------
* Represents payments pursuant to the agreement with State Street effective January 1, 2001.

V. Information on Sales Charges and Distribution Related Expenses

Set forth below is information on sales charges (including any contingent deferred sales charges ("CDSCs")) received by the Portfolios, including amounts paid to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") for the periods indicated.

   Class A and Class I Sales Charge Information

                                 Class A Shares*

                                   Gross Sales Sales Charges Sales Charges CDSCs Received on
                                     Charges    Retained by     Paid to      Redemption of
For the Fiscal Year Ended June 30,  Collected   Distributor  Merrill Lynch Load-Waived Shares
---------------------------------- ----------- ------------- ------------- ------------------
    Insured Portfolio

           2003  $155,181      $15,459      $139,722          $  795
           2002  $170,940      $25,050      $145,890          $    0
           2001  $ 79,400      $10,264      $ 69,136          $    0
    National Portfolio

           2003  $141,145      $15,390      $125,755          $2,206
           2002  $ 97,956      $11,177      $ 86,779          $    0
           2001  $ 75,835      $11,883      $ 63,952          $    0
    Limited Maturity Portfolio

           2003  $120,509      $ 8,951      $111,606          $    0
           2002  $  8,575      $   901      $  7,674          $    0
           2001  $  4,047      $   416      $  3,631          $    0

                                 Class I Shares*


                                   Gross Sales Sales Charges Sales Charges CDSCs Received on
                                     Charges    Retained by     Paid to      Redemption of
For the Fiscal Year Ended June 30,  Collected   Distributor  Merrill Lynch Load-Waived Shares
---------------------------------- ----------- ------------- ------------- ------------------
    Insured Portfolio

           2003  $158,885      $19,230      $139,654          $    0
           2002  $126,110      $11,447      $114,663          $1,176
           2001  $ 46,859      $ 6,019      $ 40,840          $  451
    National Portfolio

           2003  $ 91,377      $ 9,537      $ 81,840          $5,348
           2002  $103,740      $ 9,584      $ 94,156          $    0
           2001  $ 75,888      $ 6,922      $ 68,966          $    0
    Limited Maturity Portfolio

           2003  $  6,266      $   586      $  5,680          $    0
           2002  $ 69,559      $ 5,488      $ 64,071          $    0
           2001  $  9,654      $   962      $  8,692          $  400

--------
* Prior to April 14, 2003, Class A shares were designated Class D and Class I shares were designated Class A.

   Class B and Class C Sales Charge Information

                                 Class B Shares*


          For the Fiscal Year        CDSC's Received by CDSC's paid to
          Ended June 30,                Distributor     Merrill Lynch
          -------------------        ------------------ --------------
          Insured Portfolio

                 2003      $149,848         $149,848
                 2002      $162,642         $162,642
                 2001      $206,769         $206,769
          National Portfolio

                 2003      $355,259         $355,259
                 2002      $342,861         $342,861
                 2001      $258,500         $258,500
          Limited Maturity Portfolio
                 2003      $ 73,800         $ 73,800
                 2002      $ 31,493         $ 31,493
                 2001      $ 16,533         $ 16,533

--------
* Additional Class B CDSCs payable to the Distributor may have been waived or converted to a contingent obligation in connection with a shareholder's participation in certain fee-base programs.

                                 Class C Shares


          For the Fiscal Year        CDSC's Received by CDSC's paid to
          Ended June 30,                Distributor     Merrill Lynch
          -------------------        ------------------ --------------
          Insured Portfolio

                 2003      $26,374          $26,374
                 2002      $ 4,572          $ 4,572
                 2001      $   525          $   525
          National Portfolio
                 2003      $25,394          $25,394
                 2002      $17,045          $17,045
                 2001      $ 7,422          $ 7,422
          Limited Maturity Portfolio
                 2003      $52,144          $52,144
                 2002      $   388          $   388
                 2001      $     0          $     0

As of June 30, 2003, direct cash distribution revenues for the Insured, National and Limited Maturity Portfolios for the period since the commencement of operations of Class B shares exceeded direct cash distribution expenses by $43,106,372 (25.35% of Class B average daily net assets at that date), $40,829,567 (11.39% of Class B average daily net assets at that date) and $2,929,901 (3.22% of Class B average daily net assets at that date), respectively.

As of June 30, 2003, direct cash distribution revenues for the Insured and National Portfolios for the period since the commencement of operations of Class C shares exceeded direct cash distribution expenses by $808,519 (1.52% of Class C average daily net assets at that date), $2,149,584 (3.03% of Class C average daily net assets at that date), respectively. As of June 30, 2003, direct cash distribution expenses for the Limited Maturity Portfolio for the period since the commencement of operations of Class C shares exceeded direct cash distributions revenues by $190,104 (.27% of Class C average daily net assets at that date).

For the fiscal year ended June 30, 2003, the Insured, National and Limited Maturity Portfolios paid the Distributor $440,803, $452,203 and $199,341, respectively, pursuant to the Class A Distribution Plan (based on average net assets subject to the Class A Distribution Plan of approximately $176.3 million, $180.9 million and $199.3 million, respectively), all of which were paid to Merrill Lynch for providing account maintenance services in connection with Class A shares. For the fiscal year ended June 30, 2003, the Insured, National and Limited Maturity Portfolios paid the Distributor $1,274,785, $2,624,333 and $318,898, respectively, pursuant to the Class B Distribution Plan (based on average net assets subject to the Class B Distribution Plan of approximately $170.0 million, $349.9 million and

$91.1 million, respectively), all of which were paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. For the fiscal year ended June 30, 2003, the Insured, National and Limited Maturity Portfolios paid the Distributor $425,392, $559,858 and $236,188, respectively, pursuant to the Class C Distribution Plan (based on average net assets subject to the Class C Distribution Plan of approximately $53.2 million, $70.0 million and $67.5 million, respectively), all of which were paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares.

   Limitations on the Payment of Deferred Sales Charge

The following tables set forth comparative information as of June 30, 2003 with respect to the Class B and Class C shares of each Portfolio indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule, and with respect to Class B shares only, the Distributor's voluntary maximum.

                                Insured Portfolio

                       Data Calculated as of June 30, 2003

                                 (in thousands)


                                                                                                             Annual
                                                                                                          Distribution

                                                                                                             Fee at

                                                Allowable   Allowable               Amounts                 Current
                                      Eligible  Aggregate  Interest on Maximum    Previously    Aggregate     Net
                                       Gross      Sales      Unpaid    Amount       Paid to      Unpaid      Asset
                                      Sales(1)  Charges(2) Balance(3)  Payable  Distributor (4)  Balance   Level (5)
                                     ---------- ---------- ----------- -------- --------------- --------- ------------
           Class B Shares
  for the period October 21, 1988
    (commencement of operations)
           to June 30, 2003

Under NASD Rule as Adopted $1,411,622  $87,392     $84,062   $171,454     $49,818     $121,636      $809
Under Distributor's Voluntary Waiver $1,411,622  $87,392     $ 7,892   $ 95,284     $49,818     $ 45,466      $809
           Class C Shares
  for the period October 21, 1994
    (commencement of operations)
           to June 30, 2003

Under NASD Rule as Adopted $   93,538  $ 5,828     $ 1,564   $  7,392     $   973     $  6,419      $362

                               National Portfolio

                       Data Calculated as of June 30, 2003

                                 (in thousands)


                                                                                                     Annual
                                                                                                  Distribution

                                           Allowable Allowable              Amounts                  Fee At
                                 Eligible  Aggregate  Interest  Maximum    Previously   Aggregate   Current
                                  Gross      Sales   On Unpaid  Amount      Paid To      Unpaid    Net Asset
                                 Sales(1)   Charges  Balance(2) Payable  Distributor(3)  Balance    Level(4)
                                ---------- --------- ---------- -------- -------------- --------- ------------
        Class B Shares
for the period October 21, 1988
  (commencement of operations).
       to June 30, 2003

Under NASD Rule as Adopted $1,765,300 $109,511   $91,755   $201,266    $50,239     $151,027     $1,630
Under Distributor's Voluntary
Waiver $1,765,300 $109,511   $ 9,646   $119,157    $50,239     $ 68,918     $1,630
        Class C Shares
for the period October 21, 1994
  (commencement of operations).
       to June 30, 2003

Under NASD Rule as Adopted $  169,614 $ 10,577   $ 4,189   $ 14,766    $ 2,359     $ 12,407     $  428

                           Limited Maturity Portfolio

                       Data Calculated as of June 30, 2003

                                 (in thousands)


                                                                                                       Annual
                                                                                                    Distribution

                                              Allowable Allowable             Amounts                  Fee At
                                     Eligible Aggregate  Interest  Maximum   Previously   Aggregate   Current
                                      Gross     Sales   On Unpaid  Amount     Paid To      Unpaid    Net Asset
                                     Sales(6)  Charges  Balance(2) Payable Distributor(7)  Balance    Level(4)
                                     -------- --------- ---------- ------- -------------- --------- ------------
           Class B Shares
  for the period November 2, 1992
    (commencement of operations)
          to June 30, 2003

Under NASD Rule as Adopted $299,453  $19,189   $14,855   $34,044     $3,234      $30,810      $170
Under Distributor's Voluntary Waiver $299,453  $19,189   $ 1,024   $20,213     $3,234      $16,979      $170
           Class C Shares
  for the period October 21, 1994
    (commencement of operations)
          to June 30, 2003

Under NASD Rule as Adopted $134,776  $ 8,484   $   439   $ 8,923     $  203      $ 8,720      $260

--------
(1)Purchase price of all eligible Class B shares sold since October 21, 1988 (commencement of Class B operations) other than shares acquired through dividend reinvestment and the exchange privilege.

(2)Includes amounts attributable to exchanges from Summit Cash Reserves Fund ("Summit") which are not reflected in Eligible Gross Sales. Shares of Summit can only be purchased by exchange from another fund (the "redeemed fund"). Upon such an exchange, the maximum allowable sales charge payment to the redeemed fund is reduced in accordance with the amount of the redemption. This amount is then added to the maximum allowable sales charge payment with respect to Summit. Upon an exchange out of Summit, the remaining balance of this amount is deducted from the maximum allowable sales charge payment to Summit and added to the maximum allowable sales charge payment to the fund into which the exchange is made.

(3)Interest is computed on a monthly average Prime Rate basis based upon the prime rate as reported in The Wall Street Journal, plus 1.0%, as permitted under the NASD Rule.

(4)Consists of CDSC payments, distribution fee payments and accruals. Of these distribution fee payments made prior to July 6, 1993 under the Prior Plan at the 0.75% rate, 0.50% of average daily net assets has been treated as a distribution fee and 0.25% of average daily net assets has been deemed to have been a service fee and not subject to the NASD maximum sales charge rule. This figure may include CDSCs that were deferred when a shareholder redeemed shares prior to the expiration of the applicable CDSC period and invested the proceeds, without the imposition of a sales charge, in Class I shares in conjunction with the Shareholder's participation in the Merrill Lynch Mutual Fund Advisor ("MFA") Program. The CDSC is booked as a contingent obligation that may be payable if the shareholder terminates participation in the MFA Program.

(5)Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the voluntary maximum or the NASD maximum.

(6)Purchase price of all eligible Class B shares sold since November 2, 1992 (commencement of Class B operations) other than shares acquired through dividend reinvestment and the exchange privilege.

(7)Consists of CDSC payments, distribution fee payments and accruals. Of these distribution fee payments made prior to July 6, 1993 under the prior plan at the 0.35% rate, 0.25% of average daily net assets has been treated as a distribution fee and 0.10% of average daily net assets has been deemed to have been a service fee and not subject to the NASD maximum sales charge rule.

VI. Computation of Offering Price

The offering price for Class A, Class B, Class C and Class I shares of the Insured Portfolio, National Portfolio and Limited Maturity Portfolio, based on the value of each Portfolio's net assets and the number of shares outstanding as of June 30, 2003, is calculated as set forth below.

                                Insured Portfolio


                                                                    Class A*     Class B      Class C     Class I*
                                                                  ------------ ------------ ----------- ------------
Net Assets $187,804,892 $160,176,942 $66,088,984 $855,757,084
Number of Shares Outstanding   23,270,243   19,854,213   8,189,828  105,997,160
Net Asset Value Per Share (net assets divided by number of shares outstanding) $ 8.07 $ 8.07 $ 8.07 $ 8.07 Sales Charge (Class A and Class I
shares: 4.00% of offering price

  (4.17% of net asset value per share)) **          .34          ***         ***          .34
                                                                  ------------ ------------ ----------- ------------
Offering Price $       8.41 $       8.07 $      8.07 $       8.41

                               National Portfolio


                                                                    Class A*     Class B      Class C     Class I*
                                                                  ------------ ------------ ----------- ------------
Net Assets $200,108,040 $321,477,018 $77,906,185 $624,191,903
Number of Shares Outstanding   18,984,524   30,523,856   7,393,187   59,244,079
Net Asset Value Per Share (net assets divided by number of shares outstanding) $ 10.54 $ 10.53 $ 10.54 $ 10.54 Sales Charge (Class A and Class I
shares: 4.00% of offering price

  (4.17% of net asset value per share)) **          .44          ***         ***          .44
                                                                  ------------ ------------ ----------- ------------
Offering Price $      10.98 $      10.53 $     10.54 $      10.98

                           Limited Maturity Portfolio


                                                                    Class A*     Class B     Class C      Class I*
                                                                  ------------ ----------- ------------ ------------
Net Assets $248,454,571 $83,885,597 $135,782,576 $251,136,748
Number of Shares Outstanding   24,409,606   8,247,346   13,407,675   24,693,007
Net Asset Value Per Share (net assets divided by number of shares outstanding) $ 10.18 $ 10.17 $ 10.13 $ 10.17 Sales Charge (Class A and Class I
shares: 1.00% of offering price

  (1.01% of the net asset value per share)) **          .10         ***          ***          .10
                                                                  ------------ ----------- ------------ ------------
Offering Price $      10.28 $     10.17 $      10.13 $      10.27

--------
* Prior to April 14, 2003, Class A shares were designated Class D and Class I shares were designated Class A.

** Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.

***Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares within six years of purchase (for Class B shares of the Insured Portfolio and National Portfolio) or within three years of purchase (for Class B shares of the Limited Maturity Portfolio) or within one year of purchase (Class C shares). See "Purchase of Shares - Deferred Sales Charge Alternatives - Class B and Class C Shares" in the Prospectus and "Redemption of Shares - Deferred Sales Charge - Class B and Class C Shares" herein.

VII. Portfolio Transactions and Brokerage

See "Portfolio Transactions and Brokerage" in Part II of this Statement of Additional Information for more information.

For the periods indicated, each Portfolio paid total brokerage commissions as set forth below, none of which was paid to Merrill Lynch.


                                                 Total Brokerage

              For the Fiscal Year Ended June 30, Commissions Paid

              ---------------------------------- ----------------
                  Insured Portfolio
                     2003     $     0
                     2002     $22,100
                     2001     $     0
                  National Portfolio
                     2003     $     0
                     2002     $ 3,250
                     2001     $     0
                  Limited Maturity Portfolio
                     2003     $     0
                     2002     $     0
                     2001     $     0

VIII. Fund Performance

Set forth in the tables below is total return information, before and after taxes, for the Class A, Class B, Class C and Class I shares of each Portfolio for the periods indicated, expressed as a percentage based on a hypothetical $1,000 investment.


                                                      Insured Portfolio

                                              -------------------------------------------
Period                                        Class A*    Class B    Class C    Class I*
------                                        --------    -------    -------    --------
                                                 Average Annual Total Return
                                              (including maximum applicable sales charges)
One Year Ended June 30, 2003   4.41%      4.21%      7.16%       4.53%
Five Years Ended June 30, 2003   4.58%      4.58%      4.86%       4.81%
Ten Years Ended June 30, 2003     --       4.91%        --        5.26%
Inception (October 21, 1994) to June 30, 2003   6.03%        --       5.94%         --

                                                 Average Annual Total Return
                                                  After Taxes on Dividends

                                              (including maximum applicable sales charges)
One Year Ended June 30, 2003   4.41%      4.21%      7.16%       4.53%
Five Years Ended June 30, 2003   4.40%      4.40%      4.67%       4.63%
Ten Years Ended June 30, 2003     --       4.67%        --        5.02%
Inception (October 21, 1994) to June 30, 2003   5.86%        --       5.77%         --

                                                 Average Annual Total Return
                                              After Taxes on Dividends and Redemptions
                                              (including maximum applicable sales charges)

One Year Ended June 30, 2003   4.59%      4.34%      6.23%       4.74%
Five Years Ended June 30, 2003   4.52%      4.47%      4.70%       4.76%
Ten Years Ended June 30, 2003     --       4.72%        --        5.11%
Inception (October 21, 1994) to June 30, 2003   5.83%        --       5.69%         --


                                                     National Portfolio

                                              -------------------------------------------
Period                                        Class A*    Class B    Class C    Class I*
------                                        --------    -------    -------    --------
                                                 Average Annual Total Return
                                              (including maximum applicable sales charges)
One Year Ended June 30, 2003   3.66%       3.43%     6.48%       4.00%
Five Years Ended June 30, 2003   4.31%       4.30%     4.58%       4.57%
Ten Years Ended June 30, 2003     --        5.04%       --        5.41%
Inception (October 21, 1994) to June 30, 2003   6.11%         --      6.02%         --

                                                 Average Annual Total Return
                                                  After Taxes on Dividends

                                              (including maximum applicable sales charges)
One Year Ended June 30, 2003   3.66%       3.43%     6.48%       4.00%
Five Years Ended June 30, 2003   4.31%       4.30%     4.58%       4.56%
Ten Years Ended June 30, 2003     --        4.88%       --        5.25%
Inception (October 21, 1994) to June 30, 2003   6.04%         --      5.94%         --

                                                 Average Annual Total Return
                                              After Taxes on Dividends and Redemptions
                                              (including maximum applicable sales charges)
One Year Ended June 30, 2003   4.15%       3.89%     5.86%       4.46%
Five Years Ended June 30, 2003   4.41%       4.35%     4.58%       4.66%
Ten Years Ended June 30, 2003     --        4.91%       --        5.31%
Inception (October 21, 1994) to June 30, 2003   5.98%         --      5.84%         --

                                                 Limited Maturity Portfolio
                                              -------------------------------------------
Period                                        Class A*    Class B    Class C    Class I*
------                                        --------    -------    -------    --------
                                                 Average Annual Total Return
                                              (including maximum applicable sales charges)
One Year Ended June 30, 2003   1.75%      -0.49%     1.52%       1.84%
Five Years Ended June 30, 2003   3.63%       3.55%     3.52%       3.73%
Ten Years Ended June 30, 2003     --        3.52%       --        3.79%
Inception (October 21, 1994) to June 30, 2003   3.91%         --      3.70%         --

                                                 Average Annual Total Return
                                                  After Taxes on Dividends

                                              (including maximum applicable sales charges)
One Year Ended June 30, 2003   1.75%      -0.49%     1.51%       1.84%
Five Years Ended June 30, 2003   3.62%       3.54%     3.52%       3.72%
Ten Years Ended June 30, 2003     --        3.52%       --        3.78%
Inception (October 21, 1994) to June 30, 2003   3.91%         --      3.69%         --

                                                 Average Annual Total Return
                                              After Taxes on Dividends and Redemptions
                                              (including maximum applicable sales charges)
One Year Ended June 30, 2003   1.96%       0.42%     1.73%       2.06%
Five Years Ended June 30, 2003   3.58%       3.48%     3.46%       3.69%
Ten Years Ended June 30, 2003     --        3.49%       --        3.77%
Inception (October 21, 1994) to June 30, 2003   3.86%         --      3.64%         --

--------
* Prior to April 14, 2003, Class A shares were designated Class D and Class I shares were designated Class A.

IX. Additional Information

   Description of Shares

The Fund is a diversified, open-end management investment company organized under the laws of the State of Maryland that commenced operations on October 21, 1977. Prior to September 21, 1979, the Fund consisted solely of the Insured Portfolio. Currently, the Fund is comprised of three separate Portfolios:
Insured Portfolio, National Portfolio and Limited Maturity Portfolio.

The authorized capital stock of the Fund consists of 3,850,000 shares of Common Stock, divided into three series, each of which is divided into four classes, designated Class A, Class B, Class C and Class I Common Stock, having a par value of $0.10 per share. The authorized shares of each series are as follows:
Insured Portfolio Series Common Stock (500,000,000 Class A, 375,000,000 Class B shares, 375,000,000 Class C shares, 500,000,000 Class I shares), National Portfolio Series Common Stock (375,000,000 Class A, 375,000,000 Class B shares, 375,000,000 Class C shares, 375,000,000 Class I shares), and Limited Maturity Portfolio Series Common Stock (150,000,000 Class A, 150,000,000 Class B shares, 150,000,000 Class C shares, 150,000,000 Class I shares). Each Class A, Class B, Class C and Class I share of common stock of each of the Portfolios represents an interest in the same assets of such Portfolio and are identical in all respects to the shares of the other classes except that the Class A, Class B and Class C shares bear certain expenses related to the account maintenance associated with such shares, and Class B and Class C shares bear certain expenses related to the distribution of such shares. Each Class of shares of a Portfolio has exclusive voting rights with respect to matters relating to account maintenance services and distribution expenditures relative to that Portfolio, as applicable (except that Class B shareholders have certain voting rights with respect to the Class A Distribution Plan). Only shares of each respective Portfolio are entitled to vote on matters concerning only that Portfolio.

   Principal Shareholders

To the knowledge of the Fund, the following entities owned beneficially or of record 5% or more of a class of each Portfolio's shares as of September 26, 2003.

Limited Maturity Portfolio

 Name                              Address               Percent of Class
 ----                              -------               ----------------
 Onstead Interests, LTD.    800 Scudders Mill Road

                             Plainsboro, New Jersey

                                    08536                6.54% of Class A

 Mr. Frank Novak            800 Scudders Mill Road
                             Plainsboro, New Jersey

                                    08536                5.17% of Class A

X. Financial Statements

The Fund's audited financial statements are incorporated in the Fund's Statement of Additional Information by reference to its 2003 Annual Report. You may request a copy of the Annual Report at no charge by calling 1-800-637-3863 between 8:30 a.m. and 5:30 p.m. Eastern time on any business day.